UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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ROPER INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROPER INDUSTRIES, INC.

2160 Satellite Boulevard, Suite 200

Duluth, Georgia 30097

770-495-5100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2003 Annual Meeting of Shareholders of Roper Industries, Inc. (the “Annual Meeting”) will be held at its corporate offices at 2160 Satellite Boulevard, Suite 200, Duluth Georgia 30097 on March 21, 2003, at 12-noon local time, for the following purposes:

1.	To elect three (3) Directors;

2.	To vote on the proposal to approve amendments to the Roper Industries, Inc. 2000 Stock Incentive Plan; and

3.	To transact any other business properly brought before the meeting.

Only shareholders of record at the close of business on January 20, 2003 will be entitled to vote at the Annual Meeting or any adjourned meeting, and these shareholders will be entitled to vote whether or not they have transferred any of their Common Stock since that date.

SHAREHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

By Order of the Board of Directors

Shanler D. Cronk

Secretary

Duluth, Georgia

February 7, 2003

PROXY STATEMENT

GENERAL

The enclosed Proxy is solicited by the Board of Directors of Roper Industries, Inc. (the “Company”). The cost of proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may devote part of their time, without additional compensation, to solicitation by fax, telephone or personal calls. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to beneficial owners and for reimbursement of their out-of-pocket and clerical expenses incurred in that connection. In addition, the Company has engaged Georgeson Shareholder Communications, Inc. to assist with the solicitation of proxies The Company will pay such firm an estimated fee of $7000 and will reimburse it for its reasonable expenses Proxies may be revoked at any time prior to voting.

The mailing address of the principal executive offices of the Company is Roper Industries, Inc., 2160 Satellite Boulevard, Suite 200, Duluth, Georgia 30097. This Proxy Statement and the enclosed Proxy together with the 2002 Annual Report to Shareholders was mailed to shareholders on or about February 7, 2003. On written request mailed to the attention of the Chief Financial Officer of the Company at the address set forth above, the Company will provide without charge a copy of its 2002 Annual Report on Form 10-K filed with the Securities and Exchange Commission.

VOTING SECURITIES

As of January 20, 2003 (the “Record Date”), the Company had outstanding 31,399,866 shares of Common Stock, all of which shares are entitled to vote. The Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) provides that each outstanding share of Common Stock will entitle the holder thereof to five (5) votes, except that holders of outstanding shares of Common Stock with respect to which there has been a change in beneficial ownership during the four (4) years immediately preceding the Record Date will be entitled to one (1) vote per share. Accordingly, shares owned on or before January 20, 1999, and as to which there has been no change in beneficial ownership since that date, are entitled to five (5) votes per share. The actual voting power of each holder of Common Stock will be based on stock ownership on the Record Date, as demonstrated by shareholder records at the time of the Annual Meeting. For voting purposes, proxies requiring confirmation of the date of beneficial ownership received by the Board of Directors with such confirmation not completed so as to show which shares beneficially owned by the shareholder are entitled to five (5) votes for each share will be voted with one (1) vote for each share. See “OTHER INFORMATION—Voting by Proxy and Confirmation of Beneficial Ownership” on page 23.

Shareholders are urged to sign the enclosed Proxy and return it promptly in the envelope enclosed for that purpose. Proxies will be voted in accordance with the shareholders’ directions. If a proxy is signed, but no directions are given, it will be voted (i) FOR the election of the nominees named herein for Directors, and (ii) FOR the proposal to approve amendments to the Roper Industries, Inc. 2000 Stock Incentive Plan (the “Stock Incentive Plan”).

Under the rules of the New York Stock Exchange (“NYSE”), brokers who hold shares in “street name” have discretionary authority to vote on the election of Directors and on certain other routine items when they have not received instructions from beneficial owners. Thus, brokers that do not receive instructions will be entitled to vote upon the election of Directors, but will not be entitled to vote on the proposed amendments to the Stock Incentive Plan. Shares subject to proxies returned by brokers but not voted on the proposed amendments to the Stock Incentive Plan because the brokers have not received instructions from beneficial owners are considered “broker non-votes” with respect to these proposals.

With regard to the election of Directors, votes may be cast in favor of all nominees or withheld from all nominees or any particular nominee. Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting; votes that are withheld will be excluded entirely from the vote calculation and will have no effect on the outcome of the voting.

With respect to the proposed amendments to the Stock Incentive Plan, votes may be cast for, against or abstain. The approval of each of these proposals will require the affirmative vote of a majority of the votes cast, provided that the total votes cast represent over 50% in interest of all shares of Common Stock entitled to vote on the proposal. Abstentions with respect to either of these proposals will count as votes cast and will have the same effect as votes against the proposal. Broker non-votes will not count as votes cast and, therefore, will have a negative effect on the determination of whether the total votes cast represent over 50% in interest of all shares, but otherwise will not affect the outcome of the voting on the proposed amendments to the Stock Incentive Plan.

COMMON STOCK OWNERSHIP BY MANAGEMENT

AND PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the ownership of the Company’s single class of Common Stock as of December 31, 2002 for (i) each shareholder known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s of Common Stock, (ii) each Director, (iii) the Company’s and Chief Executive Officer and each of its four other most highly compensated executive officers, and (iv) all Directors and executive officers of the Company as a group. Except as otherwise indicated, each of the following shareholders has sole voting and investment power with respect to shares beneficially owned by such shareholder, except to the extent that authority is shared by a spouse under applicable law.

Name of Beneficial Owner *	Beneficial Ownership of Common Stock	Percent of Class
T. Rowe Price Associates, Inc. (1)	3,223,400	10.3
T. Rowe Price Mid-Cap Growth Fund, Inc. (2)	1,850,000	5.9
Neuberger Berman, LLC (3)	1,918,372	6.1
Beck, Mack & Oliver LLC(4)	1,656,861	5.3
Inverness Counsel, Inc. (5)	1,643,626	5.2
W. Lawrence Banks (6)	42,400	**
David W. Devonshire	0	**
Donald G. Calder (6)(7)	369,788	1.2
John F. Fort III (6)(8)	25,500	**
Brian D. Jellison (6)	86,667	**
Derrick N. Key (6)	830,756	2.6
Wilbur J. Prezzano (6)	28,000	**
Georg Graf Schall-Riaucour (6)(9)	435,000	1.4
Eriberto R. Scocimara (6)(10)	69,000	**
Christopher Wright (6)(11)	73,520	**
Nigel W. Crocker (12)	46,387	**
Martin S. Headley (12)	52,200	**
C. Thomas O’Grady (12)	7,000	**
All directors and executive officers
as a group (16 persons) (13)	2,374,662	7.4

*	Each share beneficially owned continuously since January 20, 1999 is entitled to five votes per share. Therefore, the voting power of the persons listed below may exceed the number of shares shown as beneficially owned. See “OTHER INFORMATION—Voting by Proxy and Confirmation of Beneficial Ownership” beginning on page 23.

**	Less than 1%.

(1)	The beneficial owner’s business address is 100 E. Pratt Street, Baltimore, Maryland 21202; has sole disposition power with respect to all shares, sole voting power for 547,700 shares and no voting power for the balance of shares. Such shares include all shares beneficially owned by T. Rowe Price Mid-Cap Growth Fund, Inc.

(2)	The beneficial owner’s business address is 100 E. Pratt Street, Baltimore, Maryland 21202; has no disposition power and sole voting power with respect to all shares. All such shares also are included in the number of shares beneficially owned by T. Rowe Price Associates, Inc.
(3)	The beneficial owner’s business address is 605 Third Avenue, New York, NY 10158-3698; has shared voting power with respect to 1,281,700 shares, no voting power with respect to 458,593 shares, and shared investment power on all such shares.
(4)	The beneficial owner’s business address is 330 Madison Avenue, 31st Floor, New York, New York 10017-5001; has no voting power and shared disposition power with respect to all shares.
(5)	The beneficial owner’s business address is 545 Madison Avenue, New York, New York 10022-4296; has shared power of disposition and no voting power with respect to 1,332,213 shares.
(6)	Includes 42,400 shares (Mr. Banks), 20,000 shares (Mr. Calder), 23,200 shares (Mr. Fort), 86,667 shares (Mr. Jellison), 256,330 shares (Mr. Key), 28,000 shares (Mr. Prezzano), 20,000 shares (Mr. Schall-Riaucour), 28,000 shares (Mr. Scocimara), and 48,000 shares (Mr. Wright), subject to options exercisable within 60 days of January 20, 2003.
(7)	Includes (i) 12,600 shares owned by a family foundation of which Mr. Calder is president and a director, (ii) 209,844 shares owned by Mr. Calder’s spouse and (iii) 14,400 shares held by a trust with respect to which Mr. Calder is a co-trustee and shares voting and disposition powers. Mr. Calder disclaims any beneficial ownership interest in any shares owned by his spouse.
(8)	Includes 1,100 shares owned by Mr. Fort’s spouse as to which he disclaims any beneficial ownership.
(9)	Includes 399,000 shares owned by Wittelsbacher Ausgleichsfonds, a German foundation, of which Mr. Schall-Riaucour is General Director, and as such, is authorized to vote and dispose of such shares. Mr. Schall-Riaucour disclaims beneficial ownership of all such shares.
(10)	Includes (i) 24,000 shares owned by Mr. Scocimara’s spouse, and (ii) 3,000 shares owned by a foundation of which his spouse is a director as to all of which he disclaims any beneficial ownership.
(11)	Includes 25,520 shares which Dresdner Kleinwort Wasserstein (“DrKW”) beneficially owns or holds the power to vote and dispose. Mr. Wright is a managing director of DrKW.
(12)	Includes 39,000 shares (Mr. Crocker), 48,000 shares (Mr. Headley), and 7,000 shares (Mr. O’Grady) subject to options exercisable within 60 days of January 20, 2003.
(13)	Includes 781,397 shares subject to options exercisable within 60 days of January 20, 2003.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act requires the Company’s Directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, Directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended October 31, 2002 all Company executive officers and Directors complied with applicable Section 16(a) filing requirements.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Proposal 1:    Election of Three (3) Directors

The Certificate of Incorporation provides that the Board of Directors shall consist of such number of members as may be fixed, from time to time, by the Board of Directors, but not less than the minimum number required under Delaware law. The Board of Directors has fixed the number of Directors at 10. The Certificate of Incorporation also provides that the Board of Directors shall be divided into three classes of Directors, with the term of one class expiring at each annual shareholders’ meeting and each class serving three-year terms. Two of the three classes comprise three Directors and the third class comprises four Directors.

In accordance with the Company’s policy of mandatory retirement of Directors at age 70, Luitpold von Braun retired from the Board of Directors effective November 20, 2002 and the Board of Directors elected David W. Devonshire to fill the vacancy created by Mr. von Braun’s retirement.

The terms of office of Directors Prezzano, Schall-Riaucour and Scocimara expire at the Annual Meeting, and such persons are proposed as nominees for Directors for terms expiring at the 2006 Annual Meeting of Shareholders. Proxies received which contain no instructions to the contrary will be voted FOR the nominees listed below. In the event any nominee is unable to serve (an event management does not anticipate), the Proxy will be voted for a substitute nominee selected by the Board of Directors.

Nominees for election at the 2003 Annual Meeting for terms expiring at the 2006 Annual Meeting	Positions and Offices with the Company	Age
Wilbur J. Prezzano (1)(2)	Director	62
Georg Graf Schall-Riaucour(3)	Director	62
Eriberto R. Scocimara(3)	Director	67

Directors whose terms expire at the 2004 Annual Meeting
Brian D. Jellison (1)	Director, President and Chief Executive Officer	56
W. Lawrence Banks (4)	Director	64
David W. Devonshire(2)(3)	Director	57
John F. Fort III (4)	Director	61

Directors whose terms expire at the 2005 Annual Meeting
Donald G. Calder (1)	Director	65
Derrick N. Key (1)	Chairman of the Board	55
Christopher Wright (2)(4)	Director	45

(1)	Member of the Executive Committee.
(2)	Member of the Corporate Governance/Nominating Committee.
(3)	Member of the Audit Committee.
(4)	Member of the Compensation Committee

Wilbur J. Prezzano has been a Director of the Company since September 1997. Following completion of a 32-year career at Eastman Kodak Company where he served in various executive capacities, Mr. Prezzano retired in January 1997 as its board vice-chairman and as chairman and president of its greater China region businesses. Mr. Prezzano served as a director of Eastman Kodak Company from May 1992 until his retirement. Mr. Prezzano is a director of TD Waterhouse Bank, N.A. and Lance, Inc.

Georg Graf Schall-Riaucour has been a Director of the Company since January 1995. He has been general director of Wittelsbacher Ausgleichsfonds, a German foundation, since May 1994, prior to which since 1971 he was senior partner of the Munich, Germany law firm of Stever & Beiten. Mr. Schall-Riaucour is a director of several privately held U.S. companies.

Eriberto R. Scocimara has been a Director of the Company since December 1991, and was earlier a Director from December 1981 to December 1984. Mr. Scocimara has been president and chief executive officer of the Hungarian-American Enterprise Fund, a privately-managed investment company, since April 1994, and he has been the president of Scocimara & Company, Inc., an investment management company, since 1984. Mr. Scocimara is a director of Carlisle Companies Incorporated, Quaker Fabric Corporation, Euronet Services, Inc. and several privately held companies.

Brian D. Jellison has served as President and Chief Executive Officer of the Company since November 6, 2001 when he first joined the Company, succeeding Mr. Key in those offices. From January 1998 to July 2001, Mr. Jellison was corporate executive vice president of Ingersoll-Rand Company (“IR”). During this period, in addition to serving as executive vice president, Mr. Jellison held the following positions: president of the industrial sector, president of the infrastructure development sector, and president of IR Europe. From 1994 to 1998, he was a corporate vice president and head of IR’s architectural hardware business. From 1985 until 1994, he held several IR product line, division and group senior executive positions, with lead responsibility for the financial performance and supervision of a wide variety of global businesses. During his career at IR, Mr. Jellison assumed the principal responsibility for completing and integrating a variety of public and private new business acquisitions. He is a director of Champion Enterprises, Inc. and serves on its board and as chairman of its board audit and financial resources committee.

W. Lawrence Banks has been a Director of the Company since December 1991. He served as a director of Robert Fleming & Co., Limited, a British merchant banking firm, from 1974, and as its deputy chairman from April 1990, until March 1998 when he retired from that firm. Prior to his retirement he also served as chairman of its U.S. subsidiary Robert Fleming, Inc., a U.S. investment banking company.

David W. Devonshire has been a Director of the Company since November 20, 2002. Since April 2002 he has served as executive vice president and chief financial officer of Motorola, Inc. From January 1998 to April 2002 he served as executive vice president and chief financial officer of Ingersoll-Rand Company, prior to which from July 1993 he served as senior vice president and chief financial officer of Owens Corning. Mr. Devonshire is a director of several privately held companies.

John F. Fort III has been a Director of the Company since December 1995. He is a director and was formerly chairman (from December 1982 through January 1993) and chief executive officer (from December 1982 through July 1992) of Tyco International Ltd. from which Company he retired in January 1993.

Donald G. Calder has been a Director of the Company since December 1981, a Vice President of the Company from December 1981 until May 1996 and Treasurer of the Company from December 1991 to May 1993. Mr. Calder is president and director of G. L. Ohrstrom & Co., Inc., a privately held U.S. company, and was a partner of its predecessor, G. L. Ohrstrom & Co., from 1970 to October 1996. He is a director of Carlisle Companies Incorporated, Central Securities Corp., Brown-Forman Corp. and several privately owned companies.

Derrick N. Key has been Chairman of the Board of the Company since November 1994 and has been a Director of the Company since December 1991 . He was Chief Executive Officer of the Company from December 1991 to November 2001, and was its President from February 1989 to November 2001. Mr. Key was a Vice President of the Company from June 1982 until February 1989, and president of Roper Pump Company, a Company subsidiary, from November 1985 until November 1991. Since September 2002 Mr. Key has served as vice-chairman of the board of directors of G.L. Ohrstrom & Co., Inc. and is a director of several privately owned companies.

Christopher Wright has been a Director of the Company since December 1991. Mr. Wright has been chief executive officer of Dresdner Kleinwort Capital (“DKC”), the private equity arm of Dresdner Bank (“AG”),

Frankfurt, since May 2000, and a managing director of its affiliate, Dresdner Kleinwort Wasserstein, since July 1998. He served as global head of private equity of DKC’s predecessor, Dresdner Kleinwort Benson, from July 1996 until May 2000, and since 1995 has served as executive vice president of another DKC affiliate, Dresdner-Kleinwort Benson North American LLC. Mr. Wright is also general manager of The KB Mezzanine Fund, L.P., a director and officer of Merifin Capital, Inc., an affiliate of a private European investment firm, a director of Genaissance Pharmaceuticals, Inc. and I-Document Systems plc, and he has served since 1986 on the boards of several privately owned companies and venture capital funds.

Meetings of the Board and Board Committees

The Board of Directors of the Company, which held five (5) meetings during fiscal 2002, has standing Executive, Audit, Compensation, and Corporate Governance and Nominating Committees. The Executive Committee, which has the authority to exercise all powers of the Board of Directors between regularly scheduled Board of Directors meetings, held two (2) meetings in fiscal 2002.

The functions and responsibilities of the Audit Committee are described in the “AUDIT COMMITTEE REPORT” on page 15. The Audit Committee held five (5) meetings during fiscal 2002. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which was attached to the Company’s proxy statement for its 2001 Annual Meeting of Shareholders.

The Compensation Committee administers the Company’s executive incentive compensation programs and decides upon salary adjustments and discretionary bonuses for the Company’s “top management” (defined as the Chief Executive Officer, the President, and the Vice Presidents of the Company, and the presidents of the Company’s operating subsidiaries and divisions). The Compensation Committee held one (1) meeting during fiscal 2002.

The Corporate Governance and Nominating Committee was formed on November 20, 2002. As instructed by the Board of Directors, the Corporate Governance and Nominating Committee is developing a written charter that will comply with proposed NYSE listing standards once they are finalized by the Securities and Exchange Commission.

During fiscal 2002, all of the Company’s directors, other than Mr. von Braun, attended at least 75% of the total number of meetings of the Board of Directors and of any Board Committee on which he served. Mr. von Braun, who retired from the Board of Directors effective November 20, 2002, attended 60% of the total number of meetings of the Board of Directors and the Audit Committee.

Compensation of Directors

Pursuant to Board compensation policies effective throughout the Company’s 2002 fiscal year, each Director with the exception of Mr. Key and Mr. Jellison received an annual fee of $35,000, paid in quarterly installments. No additional compensation was paid for service on any of the Board’s standing Committees. Directors who were also Company employees were eligible to participate (i) in the Roper Industries, Inc. Employees’ Retirement Savings 003 Plan, to which the Company contributed a minimum of 3% and up to a maximum of 7 1/2% of their eligible earnings, and (ii) the Company’s 1991 Stock Option Plan (“1991 Stock Option Plan”), which plan expired in December 2001, and the Stock Incentive Plan in which management and other employees of the Company participate. The proposed amendments to the Stock Incentive Plan will not alter directors’ ability to participate in the plan if the directors are also company employees. Directors who were not Company employees were entitled to participate in a non-employee Directors stock option plan which provides for annual grants of options for 4,000 shares of Common Stock commencing in the year of the first Annual Meeting of Shareholders following the year of initial appointment, subject to adjustment for certain capital transactions.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

During fiscal 2002, the members of the Compensation Committee were Mr. Fort, Mr. Banks and Mr. Wright.

During all or part of fiscal 2002 Mr. Key, Chairman of the Board and, until November 6, 2001, President and Chief Executive Officer of the Company:

•	served as a director of Tritex Corporation, a privately-held company that has no compensation committee and of which Mr. Calder served as an executive officer;

•	served as a director of VIP Holdings, Inc. and its subsidiary, VIP Incorporated, both of which are privately held companies that do not have compensation committees and of which Mr. Calder served as an executive officer; and

•	served as vice chairman of the board of directors of G.L. Ohrstrom & Co., Inc., a privately held company which has no compensation committee and of which Mr. Calder served as an executive officer.

Executive Officers

The following table sets forth certain information concerning the current executive officers of the Company. The executive officers are elected by the Board of Directors and serve at the discretion of the Board of Directors.

Name	Position and Offices with the Company	Age
Derrick N. Key*	Chairman of the Board of Directors	55
Brian D. Jellison*	President and Chief Executive Officer	56
Larry K. Christensen	Vice President	54
Nigel W. Crocker	Vice President	48
Shanler D. Cronk	Vice President, General Counsel and Secretary	54
Martin S. Headley	Vice President and Chief Financial Officer	46
James A. Mannebach	Vice President	43
C. Thomas O’Grady	Vice President, Mergers and Acquisitions	51
Timothy J. Winfrey	Vice President	43
*See “Proposal 1: Election of Three (3) Directors” above.

Larry K. Christensen has been Group Vice President, Fluid Handling since October 1998, and from November 1996 until October 1998, he served as Group Vice President, Industrial Controls. He also was president of AMOT Controls Corporation (“AMOT U.S.”), and managing director of AMOT Controls Ltd. (“AMOT U.K.”), subsidiaries of the Company, from November 1996 through November 1997. Mr. Christensen served as executive vice president of Compressor Controls Corporation from July 1995 to November 1996, and as president of AMOT U.S. from 1991 to June 1995.

Nigel W. Crocker has been Group Vice President, Analytical Instrumentation since November 1996. From September 1995 until November 1996, he served as president of AMOT U.S. and from October 1991 until November 1996 he served as managing director of AMOT U.K Mr. Crocker served as managing director of Jiskoot Autocontrol Ltd. U.K., a control engineering company, from January 1990 until August 1991.

Shanler D. Cronk has been Vice President and General Counsel of the Company since September 1993, prior to which he served as its corporate counsel since January 1992, and was appointed its Secretary in November 1996. From June 1991 to January 1992. He served as chief counsel to Nevada Goldfields, Inc., prior to which he was engaged in corporate and securities private law practice.

Martin S. Headley has been Vice President and Chief Financial Officer of the Company since July 1996. From July 1993 to June 1996, Mr. Headley served as chief financial officer of the U.S. operations of McKechnie Group, plc, a manufacturer of components and assemblies for a variety of industries. From June 1990 to July 1993, he served as controller-international operations for AM Multigraphics, a manufacturer and distributor of printing and reproduction equipment and supplies. Prior to June 1990, Mr. Headley, a certified public accountant (U.S.) and a chartered accountant (England & Wales), was engaged in a public accounting practice with Arthur Andersen & Co., conducting audit and consulting assignments from a number of American and European locations.

C. Thomas O’Grady has been Vice President, Mergers and Acquisitions since April 2001. From April 1997 until April 2001, Mr. O’Grady served as corporate director of acquisitions for FMC Corporation and was responsible for heading the development and establishment of a variety of joint ventures and other corporate partnerships and for completing several new business acquisitions and financings for FMC’s machinery, chemical and airline services businesses on four continents. From December 1996 to March 1997, he was president of the affiliated FMC Development Corporation, which developed and launched a new financial services unit to support capital projects and other business opportunities in emerging markets, mainly Russia, Eastern Europe, Asia and Mexico. From June 1996 to November 1996, Mr. O’Grady was director of manufacturing for FMC’s energy and transportation group and from March 1993 until June 1996, was controller of that business unit.

James A. Mannebach has been Vice President of the Company since January 20, 2003, following a 15-year management career at Emerson Electric Co. (“Emerson”). From April 2002 until joining the Company he served as vice president, financial administration in which position he was responsible for the design and implementation of Emerson’s enterprise-wide, global shared services, prior to which from August 2000 he served as president of Emerson’s process flow business group comprising the Micro Motion, Brooks Instruments, and Rosemount flow division business units. From August 1998 to July 2000 he was president of the Micro Motion unit, prior to which from July 1997 he served as chief financial officer of Emerson’s Fisher-Rosemount unit. From April 1988 until May 1997 he served several of Emerson’s businesses in a variety of financial planning and analysis managerial positions.

Timothy J. Winfrey has been Vice President since June 2002. From October 2001 until June 2002, he was president of Ingersoll-Rand Company’s commercial and retail air solutions business, prior to which from May 1999 he was vice president and general manager of IR’s reciprocating compressor division. From June 1996 until April 1999, Mr. Winfrey was first, director of corporate development and then general manager of the joint ventures and services business of Owens Corning, prior to which from July 1995 he was first, manager, strategic planning and then associate director, corporate development of the Eaton Corporation. Mr. Winfrey held various project management positions at British Petroleum from August 1990 until December 1994.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company’s executive compensation program is administered by the Compensation Committee (the “Committee”) of the Board of Directors. The Committee is appointed by the Board of Directors and is comprised of three non-employee Directors of the Company. The Committee has responsibility for all compensation matters concerning the Company’s executive officers and senior corporate and operating company managers and key employees.

Compensation Philosophy

The Company’s executive compensation program is intended to attract, motivate and retain senior corporate management by providing competitive compensation opportunities that are linked to the Company’s annual and long-term performance. The cornerstones for the Company’s executive compensation program are: base salaries which reflect such factors as level of responsibility, individual performance, and external competitiveness; annual incentive bonus awards which are payable in cash or Common Stock upon the achievement of annual financial objectives approved by the Board of Directors; and long-term incentive opportunities principally in the form of stock options and other stock-based awards which strengthen the mutuality of interests between management and the Company’s shareholders. Other compensation elements, such as severance and sign-on bonus arrangements are employed when deemed appropriate to the recruitment and retention of senior-level management executives.

The Company strives to provide competitive compensation opportunities which also emphasize effectively rewarding management for the achievement of targeted financial performance objectives. The Committee supports a pay-for-performance policy that links compensation amounts to business and individual performance. While the establishment of base salaries turns principally on the factors noted above, annual incentive cash bonuses for senior executives responsible for the operations and growth of the Company’s business groups are based principally on the financial performance of their respective business groups, and for senior corporate executives are based principally on the financial performance of the Company as a whole. In addition, the program provides stock incentive opportunities designed to align the interests of management with the Company’s other shareholders through ownership of Common Stock.

Management Compensation Program

Compensation paid to the Company’s executive officers, including the Chief Executive Officer (“CEO”) for fiscal year 2002 (as reflected in the tables that follow with respect to the named executive officers) consisted of the following primary elements: base salary, annual incentive cash bonus awards and stock options granted under the 1991 Stock Option Plan and the Stock Incentive Plan.

Base Salary

With respect to determining the base salary of executive officers, the Committee takes into consideration a variety of factors including the executive’s level of responsibility and individual performance, and the salaries of similar positions in the Company and in comparable companies deemed relevant by the Committee. The Committee also engages the services of independent consultants from time to time to assess such comparable, external compensation forms and values. Executive officer base salary reviews and adjustments typically are made annually, but such adjustment may be made effective at different intervals as determined appropriate by the Committee. The Committee believes that its process for determining and adjusting the base salary of executive officers is fully consistent with sound personnel practices.

Annual Incentive Bonus Program

The Company’s annual incentive bonus program for its executive officers (including those identified in the tables that follow) typically is based on the achievement of financial performance targets which are established at the commencement of a fiscal year, subject to adjustment throughout the year as the Committee deems appropriate, but additional factors are also considered when deemed appropriate by the Committee. Although the program presently emphasizes cash bonus payments, Common Stock awards in certain instances also may be utilized. The performance criteria utilized for fiscal year 2002 were based principally on cash flow from operations determined on a quarterly basis. Final calculation of the Company’s financial performance (and the financial performance of its subsidiaries) and determination and payment of the awards are made after the completion of the Company’s fiscal year. Individual annual incentive bonus awards to executive officers for the Company’s 2002 fiscal year were determined by the Committee based on application of the aforementioned factors to the Company’s financial performance for fiscal 2002 and were paid after its conclusion.

Long Term Stock Incentive Plans

The long-term incentive element of the Company’s management compensation program is in the form of stock-based awards, principally stock option grants. These discretionary awards which typically vest over a multi-year period, are granted and administered by the Committee under the 1991 Stock Option Plan and the Stock Incentive Plan which are intended to create an opportunity for key employees of the Company to acquire an ownership interest in the Company and thereby enhance their efforts in the service of the Company and its shareholders. The Stock Incentive Plan was established to succeed the 1991 Stock Option Plan which expired by its terms in December 2001. The compensatory and administrative features of these plans conform in all material respects to the design of standard comparable plans and are, in the Committee’s estimation, fair and reasonable.

During fiscal 2002, the Committee approved grants of stock options to executive officers and key employee at exercise prices ranging from $35.175 to $48.755 per share, all of which prices were the then-current fair market value of the Common Stock for which the options were granted and most of which will become exercisable cumulatively on each succeeding anniversary of their respective grant dates through 2006 or 2007. The Committee believes that by rationing the exercisability of these stock options over a multi-year period, the executive retention impact of the plans will be strengthened and management’s motivation to enhance the value of the Company’s Common Stock will be constructively influenced.

Chief Executive Officer Compensation

Brian D. Jellison was Chief Executive Officer and President of the Company during its fiscal year 2002. Pursuant to his employment agreement, which the Company and Mr. Jellison negotiated, he received base salary in fiscal year 2002 in the amount of $575,000. For future periods his base salary will be subject to review and adjustment by the Committee.

Pursuant to his employment agreement, Mr. Jellison participated in the incentive bonus program for fiscal year 2002 which was established at the beginning of the year and which established target performance goals of the Company approved by the Committee. For fiscal year 2002 Mr. Jellison received an incentive cash bonus in the amount of $500,000. This award was based on the Company’s attainment of cash flow and earnings targets for the year. Mr. Jellison will participate in future incentive programs established for the Company’s executive officers.

Pursuant to Mr. Jellison’s employment agreement, in November 2001 the Company granted to him stock options to purchase 200,000 shares of Common Stock at an exercise price of $41.50 per share, 50,000 of which were immediately vested and 150,000 of which will vest over a three-to-five year period from the date of grant. Mr. Jellison is eligible to receive future incentive stock grants at the discretion of the Committee.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), limits the amount of individual compensation for certain executives that may be deducted by the employer for federal income tax purposes in any one fiscal year to $1 million unless such compensation is “performance-based”. The determination of whether compensation is performance-based depends upon a number of factors, including shareholder approval of the plan under which the compensation is paid, the exercise price at which options or similar awards are granted, the disclosure to and approval by the shareholders of applicable performance standards, the composition of the Committee, and certification by the Committee that performance standards were satisfied. In general, the Compensation Committee intends to structure compensation programs for the Company’s executive officers so as to take full advantage of the deductability of compensation awards under Section 162(m). However, in instances deemed appropriate by the Committee, and particularly in the case of senior corporate executive officers, some level of non-deductible executive officer compensation expense may be approved.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:

John F. Fort III, Chairman

W. Lawrence Banks

Christopher Wright

The foregoing report should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the cash compensation and additional incentive compensation paid by the Company to its Chief Executive Officer and each of its four other most highly compensated executive officers for the fiscal years ended October 31 2002, 2001 and 2000

Summary Compensation Table

	Fiscal Year Ended October 31	Annual Compensation		Other Annual Compensation ($)		Long-Term Compensation Awards Options(#)	All Other Compensation ($)
Name and Principal Position		Salary ($)	Bonus ($)
Brian D. Jellison(1)	2002	575,000	500,000	224,891	(2)	200,000	43,125	(3)
President and Chief	2001	—	—	—		—	—
Executive Officer	2000	—	—	—		—	—

Derrick N. Key(4)	2002	422,500	210,600	—		16,667	47,195	(5)
Chairman of the Board	2001	575,833	552,826	—		25,000	62,626
	2000	521,667	270,300	—		25,000	79,486

Nigel W. Crocker	2002	236,667	189,120	—		15,000	32,828	(6)
Group Vice President,	2001	216,667	194,150	—		15,000	21,184
Analytical Instrumentation	2000	195,000	90,200	—		15,000	24,399

Martin S. Headley	2002	241,919	132,300	—		15,000	31,613	(7)
Vice President and	2001	223,081	214,057	—		15,000	22,033
Chief Financial Officer	2000	202,577	105,020	—		15,000	26,440

C. Thomas O’Grady(8)	2002	222,500	146,500	65,670	(9)	15,000	13,750	(10)
Vice President, Mergers	2001	122,500	50,000	61,412	(11)	20,000
and Acquisitions	2000	—	—			—	—

(1)	Mr. Jellison joined the Company on November 6, 2001.
(2)	Includes an estimated $218,474 of temporary living, relocation and moving expense reimbursements, some of which are not presently determinable, but will be determined in fiscal year 2003.
(3)	Includes qualified defined contribution plan contributions of $15,000, non-qualified defined contribution plan contributions of $28,125.
(4)	Mr. Key also served as President and Chief Executive Officer through November 5, 2001.
(5)	Includes qualified defined contribution plan contributions of $13,750, non-qualified defined contribution plan contributions of $33,372 and supplemental executive retirement and life insurance plan premiums of $2,438.
(6)	Includes qualified defined contribution plan contributions of $13,750 and non-qualified defined contribution plan contributions of $19,050, and supplemental executive retirement and life insurance plan premiums of $1,500.
(7)	Includes qualified defined contribution plan contributions of $13,750 and non-qualified defined contribution plan contributions of $17,863.
(8)	Mr. O’Grady joined the Company on April 1, 2001.
(9)	Includes relocation expense reimbursements of $49,276.
(10)	Includes qualified defined contribution plan contributions.
(11)	Includes relocation and moving expense reimbursements of $47,896.

Option Grants In Last Fiscal Year

	Number of Securities Underlying Options Granted		% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name						5%($)	10%($)
Brian D. Jellison	200,000	(1)	33.6%	41.50	11/05/2011	5,213,536	13,212,125
Derrick N. Key	16,667	(2)	2.8%	40.68	11/13/2011	426,399	1,080,579
Nigel W. Crocker	15,000	(2)	2.5%	40.68	11/13/2011	383,752	972,502
Martin S. Headley	15,000	(2)	2.5%	40.68	11/13/2011	383,752	972,502
C. Thomas O’Grady	15,000	(2)	2.5%	40.68	11/13/2011	383,752	972,502

(1)	50,000 options were vested when granted, 50,000 options vest cumulatively at the rate of one-third per year on each of three succeeding anniversary dates of the grant, and 100,000 options vest cumulatively at the rate of one-fifth per year on each of the five succeeding anniversary dates of the grant.
(2)	These stock options vest cumulatively at a rate of one-fifth per year on each of the five succeeding anniversary dates of the grant.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End

Option Values

Name	Number of Shares Acquired on Exercise	Value ($) Realized	Number of Securities Underlying Unexercised Options at October 31, 2002 Exercisable / Unexercisable	Value ($) of Unexercised In-the-money Options at October 31, 2002 Exercisable/ Unexercisable
Brian D. Jellison	—	—	50,000 /150,000	0 / 0
Derrick N. Key	—	—	236,600 /62,067	5,242,473 / 403,853
Nigel W. Crocker	38,600	1,330,057	26,400 / 41,600	356,140 / 227,598
Martin S. Headley	6,000	188,805	35,400 / 41,600	444,478 / 227,598
C. Thomas O’Grady	—	—	4,000 / 31,000	10,440 / 41,760

Employment Agreement and Executive Service Arrangements

Brian D. Jellison

The Company entered into an employment agreement effective as of November 6, 2001 with Brian D. Jellison pursuant to which Mr. Jellison is entitled to a base salary of $575,000 a year, subject to annual review and increase by the Board of Directors, and an annual bonus of up to 100% of his base salary upon achievement of target performance goals established by the Compensation Committee. In addition, the employment agreement provides for customary vacation, holidays and sick leave, business expense reimbursement, and pension and welfare benefits.

Pursuant to the employment agreement, the Company granted to Mr. Jellison stock options to purchase 200,000 shares of Common Stock at an exercise price equal to the fair market value of the Company’s Common Stock on the effective date of the grant. Of these stock options, options to purchase 50,000 shares vested on the effective date of the grant, options to purchase 50,000 shares will vest in equal annual increments over the three year period following the effective date of the grant and the balance will vest in equal annual increments over the five-year period following the effective date of the grant. In the event Mr. Jellison’s employment is terminated by the Company without cause, or Mr. Jellison resigns for good reason, then that portion of any option (including any options that may be granted to Mr. Jellison otherwise than under the employment agreement) that would have vested at the next anniversary of the effective date of the grant will become vested and any options held by Mr. Jellison to the extent then vested will become exercisable

Under the employment agreement, Mr. Jellison may terminate his employment for “good reason” (as defined in the agreement) and may voluntarily resign upon 60 days’ written notice to the Company. In the event of Mr. Jellison’s resignation or termination of his employment for any reason other than for cause, in addition to any amounts owed to him by the Company for services through the date of termination of employment and the severance benefits described below, Mr. Jellison will be entitled to receive a pro rata amount of his target bonus for the then-current fiscal year, assuming the Company achieved the level of performance for which a bonus is paid for that year. In the employment agreement, Mr. Jellison agreed not to compete with the Company for a period of one year following the termination of his employment with the Company.

Under the employment agreement, in the event that within one year following a “change in control” (as defined in the agreement) the Company terminates Mr. Jellison’s employment without cause or Mr. Jellison terminates his employment for “good reason,” Mr. Jellison will be entitled to receive an aggregate amount equal to twice the sum of (i) his then current base salary and (ii) the greater of (A) the average of the annual bonuses actually paid by the Company to Mr. Jellison with respect to the immediately preceding two fiscal years and (B) the bonus Mr. Jellison would earn based on the target bonus applicable for the year of termination. The Company will also continue coverage for Mr. Jellison under certain of the Company’s employee benefit plans for a period of 24 months or pay to Mr. Jellison the economic equivalent of such benefits, reduced to the extent comparable benefits are actually received by Mr. Jellison from a subsequent employer. In addition, all options, shares of restricted stock, performance shares and any other equity-based awards held by Mr. Jellison will become fully vested as of the date of termination and any options will become exercisable.

In the event that either prior to a change in control or following the first anniversary of a change in control, Mr. Jellison terminates his employment for good reason or the Company terminates Mr. Jellison’s employment without cause, the Company agreed to (i) pay Mr. Jellison his base salary for a period of 24 months from the date of termination, and (ii) continue coverage for Mr. Jellison under certain of the Company’s employee benefit plans for a period not to exceed 24 months, or to pay to Mr. Jellison the economic equivalent of these benefits, reduced to the extent comparable benefits are actually received by Mr. Jellison from a subsequent employer.

Thomas O’Grady

The Company made an offer of employment to Mr. O’Grady pursuant to an offer letter dated February 19, 2001. The offer letter provides for an annual base salary of $210,000 subject to review on January 1, 2002 and thereafter on an annual basis. Pursuant to the offer letter, the Company agreed to pay Mr. O’Grady a sign-on bonus of $100,000, of which $50,000 was paid on commencement of employment, $25,000 was paid on the first anniversary of commencement of employment and the balance is payable on the second anniversary of commencement of employment. If Mr. O’Grady resigns, he will be required to repay any sign-on bonus paid to him during the 12-month period prior to resignation. The offer letter also provides that Mr. O’Grady may earn an annual bonus of up to 100% of his base salary based on achievement of target results, with a guaranteed minimum annual bonus of $100,000 for the first three years of employment.

The offer letter further provides that in the event of termination of employment or a change in control of the Company, Mr. O’Grady will be entitled to all unpaid sign-on and guaranteed bonus amounts. In addition, in the event of termination of employment other than for gross misconduct, Mr. O’Grady will be entitled to a severance payment equal to one year’s salary and bonus.

Pursuant to the offer letter, the Company granted to Mr. O’Grady options to purchase 20,000 shares of Common Stock at an exercise price equal to the fair market value of the Company’s stock on the effective date of the grant. These options vest in equal annual increments over a period of five years. In addition, the offer letter provides for customary vacation, reimbursement of moving expenses and executive fringe benefits.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is comprised of three non-employee Directors, each of whom is independent (as defined in Sections 303.01(B)(2)(a) and (B)(3) of the NYSE listing standards). The Audit Committee’s responsibilities are set forth in its Charter, the latest revision of which was adopted on May 16, 2000 (the “Charter”), and was filed with the Board of Directors proxy statement for the 2001 Annual Meeting of Shareholders.

Generally, the Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Also, the Committee takes direct responsibility for the selection of the Company’s independent public accountants to undertake appropriate reviews and audits of the Company’s financial statements, approves the compensation of the independent public accountants, establishes those services that may be performed by the independent public accountants and pre-approves all of their permitted non-audit services. The preparation of the Company’s financial statements is the responsibility of Company management. The Audit Committee maintains oversight of the independent public accountants by discussing the overall scope and specific plans for their audits, the results of their examinations, their evaluations of the Company’s internal accounting controls, and the overall quality of the Company’s financial reporting. The Audit Committee meets with management on a periodic basis to discuss any significant matters, internal audit recommendations, policy or procedural changes, and risks or exposures, if any, that may have a material effect on the Company’s financial statements.

The Audit Committee has: (i) been responsible for the appointment of PricewaterhouseCoopers as auditors; (ii) reviewed and discussed the Company’s audited financial statements for the fiscal year ended October 31, 2002 with the Company’s management; (iii) discussed with the Company’s independent public accountants the matters required to be discussed by Statements on Auditing Standards No. 61 – “Communications with Audit Committees”, as then in effect; (iv) received the written disclosures and the letter from the Company’s independent public accountants required by Independence Standards Board Standard No. 1 – “Independence Discussions with Audit Committees”, as then in effect, and has discussed with the Company’s independent public accountants their independence, (v) reviewed internal audit recommendations, and (vi) discussed with the Company’s independent public accountants the quality of the Company’s financial reporting.

In reliance on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2002, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Eriberto R. Scocimara, Chairman

Georg Graf Schall-Riaucour

David W. Devonshire

The foregoing report and other information provided above regarding the Audit Committee should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Acts, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

SHAREHOLDER RETURN PERFORMANCE

Set forth below is a line graph comparing the Company’s total shareholder returns to those of (i) the Standard & Poor’s 500 Index and, (ii) the Standard & Poor’s Industrials Index (“Industrials Index”) for the five-year period ended October 31, 2002. Total return values were calculated based on cumulative total return assuming $100 was invested on October 31, 1997 in the Company’s Common Stock and in each index and that all dividends were reinvested.

In this graph, the Industrials Index replaces the Standard & Poor’s Diversified Manufacturing Index (“DM Index”) which was used in the Company’s Proxy Statements for its 2002 and 2001 Annual Meetings of Shareholders. The publication of the DM Index was discontinued during fiscal year 2002 by Standard & Poor’s. The Company believes the Industrials Index is an appropriate successor to the DM Index for use in this graph.

	1997	1998	1999	2000	2001	2002
ROPER INDUSTRIES, INC.	$100.00	$67.31	$117.77	$134.70	$164.52	$151.01
S&P500	$100.00	$121.99	$153.31	$162.64	$122.14	$103.69
S&P INDUSTRIALS	$100.00	$110.57	$135.75	$158.18	$126.39	$104.84

Proposal 2:    Approval of Proposed Amendments to the Stock Incentive Plan

On the recommendation of the Compensation Committee, the Board of Directors has adopted, and recommends that the shareholders approve, amendments (the “Amendments”) to increase the number of shares of Common Stock reserved for issuance under the Stock Incentive Plan and to modify the Stock Incentive Plan in certain other respects.

Based on the shares remaining available as of the Record Date, upon the shareholders’ approval of the proposed Amendments, the Company will have 1,683,208 shares available for issuance of stock options and other equity incentives under the Stock Incentive Plan, representing approximately 5.4% of the Company’s outstanding shares as of December 31, 2002. The closing price of the Common Stock on the NYSE on the first trading day immediately preceding the Record Date, a NYSE holiday, was $37.36 per share.

The proposed Amendments are being submitted to the shareholders for approval (i) to comply with the shareholder approval requirements of the NYSE, and (ii) to preserve to the fullest extent the Company’s ability to claim deductions for compensation expense resulting from the exercise or award of equity-based incentives under Section 162(m) of the Internal Revenue Code.

Summary of and Reasons for the Amendments

Following the drop in the remaining share reserve for incentive awards under the Stock Incentive Plan to an extremely low level by the end of calendar 2002, largely from the impact of the loss of 379,000 incentive shares previously approved by shareholders, but unused and forfeited upon the December 2001 expiration of the 1991 Stock Option Plan, the Company engaged an independent compensation consultant to assist the Compensation Committee and the Board of Directors in an evaluation of the various features of the Stock Incentive Plan. The consultant conducted a full study of the Stock Incentive Plan and a comparative analysis of similar plans maintained by peer companies. The consultant recommended changes to the Stock Incentive Plan some of which were intended to increase the pool of available equity-based incentives and the Company’s flexibility in the amount and design of such incentives while others were designed to make the Stock Incentive Plan more aligned with shareholder interests. The Compensation Committee and the Board of Directors determined to implement certain of the changes recommended by the consultant which are discussed below.

The following discussion summarizes the proposed Amendments to the Stock Incentive Plan, as amended and the reasons for their adoption. The description of the proposed Amendments is only a summary and is qualified in its entirely by the full text of the Stock Incentive Plan, as amended, which is attached as Annex B to this Proxy Statement.

Shares Authorized.    The Amendments would increase the number of shares authorized for issuance by 1,500,000 shares to a total of 2,500,000 shares. As discussed below, 379,000 of these new shares would replace shares which were previously approved by shareholders for issuance under the 1991 Stock Option Plan, but which were unused and forfeited upon its expiration in December 2001.

The Stock Incentive Plan was approved by the shareholders on March 17, 2000 as a successor to the 1991 Stock Option Plan which was set to expire, and did expire, in December 2001. Expecting that all of the 3,500,000 shares previously reserved and approved by the Company’s shareholders for issuance under the 1991 Stock Option Plan would be utilized prior to its expiration, the Company initially reserved and recommended shareholder approval for 1,000,000 shares of Common Stock for issuance under the Stock Incentive Plan. However, approximately 379,000 shares of Common Stock reserved for issuance under the 1991 Stock Option Plan remained unused at the time of its expiration and were forfeited. Additionally, the number of executive officers and senior corporate managers, operating company mangers and key employees eligible to receive stock options or other equity incentives under the Stock Incentive Plan increased significantly over the past two years due to the Company’s new business acquisitions. Consequently, as of December 31, 2002, only 183,208 shares of Common Stock remained available for new grants or awards of stock options or other equity incentives under the Stock Incentive Plan, a reserve of less than one-half of the incentive shares awarded in either of the Company’s prior two fiscal years.

The Board of Directors continues to believe that stock ownership is an important incentive to attract and retain qualified executives and key employees, which is essential to the Company’s long-term growth and success, and will continue to be necessary to facilitate new business acquisitions. In view of the extremely low level to which the reserve under the Stock Incentive Plan has fallen, the Board of Directors believes it is essential that the reserve be increased by an additional 1,500,000 shares as recommended.

Repricing Prohibition.    The Stock Incentive Plan presently contains no express prohibitation on repricing of stock options. The Amendments would add a provision prohibiting the repricing of previously issued options except with shareholder approval. The Board of Directors believes that this prohibition will more closely align the interests of management with that of the shareholders. Repricing is defined as any action which would result in variable accounting treatment for an option.

Non-Option Limit.    The Stock Option Plan presently has no express limits on the number of incentive shares reserved for issuance. The Amendments would limit the number of shares of Common Stock that may be issued under the Stock Incentive Plan in connection with awards other than stock options to 33.1/3% of the authorized number of shares. This provision reflects the Compensation Committee’s policy with respect to options and other awards which can be made under the Stock Incentive Plan.

Exercise Prices and Terms of Options.    The Stock Option Plan presently permits certain options to be exercised at prices less than the fair market value of the Common Stock on the date of grant. The Amendments would require that the exercise price of all options, including non-qualified stock options, not be less than 100% of the fair market value of the Common Stock on the date an option is granted, and would limit the period of time during which all options, including non-qualified stock options, may be exercised to ten years from the date the option is granted. The Board of Directors believes that this prohibition will more closely align the interests of management with those of the shareholders.

Attestation Exercise.    The Amendments would permit a participant who wanted to use Common Stock to pay the price to exercise a stock option to “attest” to the number of shares he or she owns and wanted to use to pay the exercise price and receive a certificate for the excess of the number of shares purchased pursuant to the exercise of the option and the number of shares to which he or she attested. The net effect to an attestation exercise is the same as if the participant had tendered one stock certificate to exercise his or her option, the Company had cancelled that certificate and the Company had delivered a new stock certificate to the participant for all the shares purchased on the exercise of the option. However, the administrative expense to the Company to an attestation exercise is less than the expense to requiring a certificate to be tendered and cancelled before issuing a new certificate.

Deferred Stock Award.    The Amendments would add an alternative type of award to the Stock Incentive Plan in the form of deferred stock awards. A deferred stock award is a contractual right to receive shares of Common Stock in the future subject to such conditions, if any, as set by the Compensation Committee. This alternative could be particularly useful in dealing with the tax issues for executives and key employees who are subject to foreign tax laws which do not tax option and restricted stock grants on as favorable a basis as the United States tax laws tax option and restricted stock grants.

Individual Annual Award.    The Amendments would increase individual annual award maximum for options and stock appreciation rights from 100,000 to 300,000 shares. The Company’s compensation consultant advised the Compensation Committee and the Board of Directors that the current limit on the individual annual award was no longer competitive, given the Company’s size and the current business environment. Therefore, the Board of Directors determined that an increase in the individual annual award was necessary to ensure that the Company can continue to offer competitive levels of options (and, if appropriate, stock appreciation rights) to existing and prospective executives and key employees in order to attract and retain qualified management personnel.

Three Year Forfeiture Rule.    The Amendments would eliminate the provision which states that any stock award which has a forfeitability provision generally would vest over a period of no less than three years. The elimination of this provision will make clear that the Compensation Committee has the flexibility to set vesting periods, which may be more or less than three years, as it deems appropriate.

Company Financing.    The Amendments would clarify that as permitted by law the Compensation Committee may continue to permit Company financing to assist participants with the payment of the exercise price for stock options.

Conforming Changes.    The Amendments would effect certain other changes in the terms and conditions of the Stock Incentive Plan that are necessary to reflect the Amendments described above.

Plan Description

The following is a discussion of the material features of the Stock Incentive Plan, as amended and as in effect if the proposed Amendments are approved. The description is subject to and is qualified in its entirety by the full text of the Stock Incentive Plan, as amended, which is attached as Annex B to this Proxy Statement.

Shares Available.    As of December 31, 2002, 984,500 shares of Common Stock initially reserved under the Stock Incentive Plan, subject to adjustment for changes in capitalization, merger, consolidation, reorganization or certain other events as provided in the Stock Incentive Plan, remained unissued. Of these shares, 801,342 are subject to outstanding stock options, and only 183,028 were available for future incentive awards. Shares subject to Stock Incentives (as defined below) that expire unexercised or are forfeited will again be available for grants or awards under the Stock Incentive Plan.

Administration.    Awards under the Stock Incentive Plan are determined by the Compensation Committee of the Board of Directors.

Eligibility.    Stock Incentives may be granted only to officers, key employees and consultants of the Company or any of its affiliates.

Awards.    The Stock Incentive Plan permits the Compensation Committee to make awards of shares of Common Stock and awards of derivative securities related to the value of the Common Stock. These discretionary awards may be made on an individual basis, or pursuant to a program approved by the Compensation Committee for the benefit of a group of eligible participants.

The Stock Incentive Plan permits the Compensation Committee to make awards of a variety of equity-based incentives, including stock awards, deferred stock awards, options to purchase shares of Common Stock, stock appreciation rights and similar rights (collectively, “Stock Incentives”).

The number of shares of Common Stock as to which a Stock Incentive is granted and to whom any Stock Incentive is granted shall be determined by the Compensation Committee, subject to the provisions of the Stock Incentive Plan. Stock Incentives may be made exercisable or settled at such prices and may be made terminable upon such terms as are established by the Compensation Committee, to the extent not otherwise inconsistent with the terms of the Stock Incentive Plan.

The maximum number of shares of Common Stock with respect to which options or stock appreciation rights may be granted during any fiscal year of the Company as to any eligible recipient shall not exceed 300,000 (subject to adjustment in accordance with the terms of the Stock Incentive Plan), to the extent required by Section 162(m) of the Internal Revenue Code for the grant to qualify as qualified performance-based compensation.

Stock Incentives generally shall not be transferable or assignable during a holder’s lifetime.

Options.    The Stock Incentive Plan permits the grant of both incentive and non-qualified stock options. Options must be exercisable at a price of no less than 100% of the fair market value of the Common Stock on the date that the option is awarded. Absent the approval of the Company’s shareholders, the exercise price of an outstanding option can not be reduced if such reduction would result variable accounting treatment for the option.

The Compensation Committee may permit an option exercise price to be paid in cash or satisfied by the delivery of previously-owned shares of Common Stock, by attestation or through a cashless exercise executed through a broker. The Stock Incentive Plan also permits the Compensation Committee, in its discretion, to authorize

Company financing to assist the participant with the payment of the exercise price to the extent permissible under applicable law. The terms of any such financing are left to the discretion of the Compensation Committee. Both incentive and non-qualified stock options are not exercisable after the expiration of 10 years from the date the options are granted.

The Compensation Committee will determine whether an option is an incentive stock option or a non-qualified stock option at the time of grant. An incentive stock option will be designed to satisfy applicable requirements under the Internal Revenue Code, including limits that apply to setting the exercise price and the option term.

Stock Appreciation Rights.    Stock appreciation rights may be granted separately or in connection with other Stock Incentives, and the Compensation Committee may provide that they are exercisable at the discretion of the holder or that they will be paid at a time or times certain or upon the occurrence or non-occurrence of certain events. Stock appreciation rights may be settled in shares of Common Stock or in cash, according to terms established by the Compensation Committee with respect to any particular award.

Stock Awards.    The Compensation Committee may grant shares of Common Stock to a participant, subject to such restrictions and conditions, if any, as the Compensation Committee shall determine. Stock awards are granted in lieu of salary or bonuses (with a discount on shares of Common Stock to be no greater than 15% of fair market value).

Deferred Stock Awards.    The Compensation Committee may grant deferred stock awards. A deferred stock award is a contractual right to receive shares of Common Stock in the future subject to such conditions, if any, as set by the Compensation Committee.

Other Stock Incentives.    Performance unit awards may be granted in such numbers or units, and may be subject to such conditions or restrictions, as the Compensation Committee shall determine and shall be payable in shares of Common Stock.

The terms of particular Stock Incentives may provide that they terminate, among other reasons, upon the holder’s termination of employment or other status with respect to the Company and any affiliate, upon a specified date, upon the holder’s death or disability, or upon the occurrence of a change in control of the Company. Stock Incentives may also include exercise, conversion or settlement rights to a holder’s estate or personal representative in the event of the holder’s death or disability. At the Compensation Committee’s discretion, Stock Incentives that are held by an employee who suffers a termination of employment may be cancelled, accelerated, paid or continued, subject to the terms of the applicable Stock Incentive agreements and to the provisions of the Stock Incentive Plan.

Certain Cash Awards.    The Compensation Committee may make cash awards designed to cover the tax obligations of participants that result from the grant or settlement of Stock Incentives.

Recapitalizations and Reorganizations.    The number of shares of Common Stock reserved for issuance in connection with the grant or settlement of Stock Incentives or to which a Stock Incentive is subject, as the case may be, and the exercise price of each option are subject to adjustment in the event of any recapitalization of the Company or similar event effected without receipt of consideration by the Company.

In the event of certain corporate reorganizations, Stock Incentives may be substituted, accelerated, modified to remove restrictions, cancelled, cashed-out or otherwise adjusted by the Compensation Committee, provided such adjustment is not inconsistent with the express terms of the Stock Incentive Plan or the applicable Stock Incentive agreement.

Amendment or Termination.    Although the Stock Incentive Plan may be amended by the Board of Directors without shareholder approval, the Board of Directors also may condition any such amendment upon shareholder approval if shareholder approval is deemed necessary or appropriate in consideration of tax, securities or other laws.

Tax Consequences

The following discussion outlines generally the current federal income tax consequences of participation in the Stock Incentive Plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Stock Incentive Plan.

Non-Qualified Options.    A participant will not recognize income upon the grant of an option or at any time prior to the exercise of the option or a portion thereof. At the time the participant exercises a non-qualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date the option is exercised over the price paid for the Common Stock, and the Company will then be entitled to a corresponding deduction.

Depending upon the period shares of Common Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified option was exercised.

Incentive Stock Options.    A participant will not recognize income upon the grant of an incentive stock option. A participant who exercises an incentive stock option will not be subject to tax (other than, if applicable, the alternative minimum tax) at the time he or she exercises the option or a portion thereof. Instead, he or she will be taxed at the time he or she sells the Common Stock purchased pursuant to the option. The participant will be taxed on the difference between the price he or she paid for the Common Stock and the amount for which he or she sells the stock. If the participant does not sell the Common Stock prior to two years from the date of grant of the option and one year from the date the Common Stock is transferred to him or her, the participant will be entitled to capital gain or loss treatment based upon the difference between the amount realized on the disposition and the aggregate exercise price and the Company will not get a corresponding deduction. If the participant sells the Common Stock at a gain prior to that time, the difference between the amount the participant paid for the Common Stock and the lesser of the fair market value on the date of exercise or the amount for which the Common Stock is sold, will be taxed as ordinary income and the Company will be entitled to a corresponding deduction; if the Common Stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount is taxed as capital gain. If the participant sells the Common Stock for less than the amount he or she paid for the Common Stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss.

Exercise of an incentive stock option may subject a participant to, or increase a participant’s liability for, the alternative minimum tax.

Deferred Stock Award.    If the proposed Amendments are approved, a participant who receives an award of deferred stock will recognize no income on the grant of the award. However, he or she will recognize ordinary compensation income when there is a transfer of the stock subject the deferred stock award or, if later, the lapse of any substantial risk of forfeiture to which the stock is subject at the time of the transfer or any restrictions which make the stock non-transferable, if the participant does not make a Section 83(b) election under the Code.

If stock is transferred subject to a substantial risk of forfeiture and is non-transferable, all within the meaning of Section 83 of the Internal Revenue Code, a participant may elect under Section 83(b) of the Code, within 30 days of the transfer of the stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares, as determined without regard to the restrictions, over the consideration paid for the stock. If a participant makes an election and thereafter forfeits the shares, no ordinary loss deduction will be allowed. The forfeiture will be treated as a sale or exchange upon which there is realized loss equal to the excess, if any, of the consideration paid for the shares over the amount realized on such forfeiture. The loss will be a capital loss if the shares are capital assets. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined on the date of transfer. On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares. Whether or not the participant makes an election under Section 83(b), the Company generally will qualify for a deduction, subject to the reasonableness of compensation limitation, equal to the amount that is taxable as ordinary income to the participant, in its taxable year in which the income is included in the participant’s gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

Other Stock Incentives.    A participant will not recognize income upon the grant of a stock appreciation right or performance unit award (the “Equity Incentives”). Generally, at the time a participant receives payment under any Equity Incentive, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the Common Stock received, and the Company will then be entitled to a corresponding deduction.

A participant will not be taxed upon the grant of a stock award if such award is not transferable by the participant or is subject to a “substantial risk of forfeiture,” unless he or she makes an election under Section 83(b), as discussed above. However, when the shares of Common Stock that are subject to the stock award are transferable by the participant and are no longer subject to a substantial risk of forfeiture, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the Common Stock subject to the stock award, less any amount paid for such Common Stock, and the Company will then be entitled to a corresponding deduction. However, if a participant so elects at the time of receipt of a stock award, he or she may include the fair market value of the Common Stock subject to the stock award, less any amount paid for such Common Stock, in income at that time and the Company also will be entitled to a corresponding deduction at that time.

A participant also will be responsible for all applicable tax withholding obligations associated with the grant and settlement of an Equity Incentive.

The Stock Incentive Plan is not qualified under Section 401(a) of the Internal Revenue Code.

New Plan Benefits

The awards that will be granted to eligible participants under the Stock Incentive Plan, as amended, will be in the discretion of the Compensation Committee and, therefore, are not determinable at this time.

Shareholder Vote Required

The Board of Directors has approved the proposed amendment to the Stock Incentive Plan and believes it is advisable and in the best interest of the Company and the shareholders to adopt such amendment. The Board of Directors recommends that the shareholders vote FOR the approval of the proposed amendments to the Stock Incentive Plan.

Approval of the proposed amendment to the Stock Incentive Plan requires the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting, provided that total votes cast represent over 50% in interest of all shares of Common Stock entitled to vote on the proposal.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of the end of the Company’s fiscal year 2002 with respect to equity compensation plans (exclusive of the proposed increase in the shares reserved for issuance under the Stock Incentive Plan pursuant to Proposal 2):

Plan Category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders (1)	2,752,864	(2)	$31.68	(2)	1,243,030	(3)
Equity compensation plans not approved by security holders	0		0		0

Total	2,752,864				1,243,030

(1)	Consists of the 1991 Stock Option Plan, which expired in December 2001, the Stock Incentive Plan, the Directors Plan and the Employee Stock Purchase Plan.
(2)	Does not include purchase rights accruing under the Employee Stock Purchase Plan for calendar quarterly offering periods beginning after October 31, 2002, the number and exercise price of which will not be determinable until the expiration of such offering periods.
(3)	Under the terms of the Stock Incentive Plan, all of the 681,900 shares remaining available for issuance may be issued at the discretion of the Compensation Committee pursuant to equity incentives other than options, warrants, or rights. The number of shares shown includes 469,130 shares reserved for issuance under the Employee Stock Purchase Plan, and 92,000 shares reserved for issuance pursuant to option grants under the Directors Plan.

OTHER INFORMATION

Voting by Proxy and Confirmation of Beneficial Ownership

To assure that shares will be represented at the Annual Meeting, please complete, sign and return the enclosed Proxy in the envelope provided for that purpose whether or not you expect to attend. Shares represented by a valid Proxy will be voted as specified.

Any shareholder, without affecting any vote previously taken, may revoke a Proxy by a later-dated proxy or by giving notice of revocation to the Company in writing addressed to the Company at 2160 Satellite Boulevard, Suite 200, Duluth, Georgia 30097.

As described below, the number of votes that each shareholder will be entitled to cast at the Annual Meeting will depend on when the shares were acquired and whether or not there has been a change in beneficial ownership since the date of acquisition, with respect to each of such holder’s shares.

Yellow Proxy cards are being furnished to shareholders whose shares of Common Stock are held by brokers or banks or in nominee name. Shareholders receiving yellow Proxy cards are requested to confirm to the Company how many of the shares they owned as of January 20, 2003 were beneficially owned on or before January 20, 1999, entitling such shareholder to five (5) votes per share, and how many were acquired after January 20, 1999, entitling such shareholder to one (1) vote per share. If no confirmation of beneficial ownership is received from a shareholder at least three (3) business days prior to the Annual Meeting, it will be deemed by the Company that beneficial ownership of all shares was effected after January 20, 1999, and the shareholder will be entitled to one (1) vote for each share. If a shareholder provides incorrect information, he may provide correct information at any time at least three (3) business days prior to the voting of his shares at the Annual Meeting.

Blue Proxy cards are being furnished to individual shareholders of record as of January 20, 2003 whose shares of Common Stock on the records of the Company show the following:

(i)	that such shareholder had beneficial ownership of such shares on or before January 20, 1999, and there has been no change since that date, thus entitling such shareholder to five (5) votes for each share; or

(ii)	that beneficial ownership of such shares was effected after January 20, 1999, thus entitling such shareholder to one (1) vote for each share; or

(iii)	that the dates on which beneficial ownership of such shares was effected are such that such shareholder is entitled to five (5) votes for some shares and one (1) vote for other shares.

Printed on the blue Proxy card for each individual shareholder of record is the number of shares of Common Stock for which he is entitled to cast five (5) votes each and/or one (1) vote each, as the case may be, as shown on the records of the Company.

Shareholders are urged to review the number of shares shown on their blue Proxy cards in the five-vote and one-vote categories. If the number of shares shown in a voting category is believed to be incorrect, the shareholder should notify the Company in writing of that fact and either enclose such notice along with his blue Proxy card in the postage-paid, return envelope, or mail such notice directly to the Company at the address indicated above. The shareholder should identify the shares improperly classified for voting purposes and provide information as to the date beneficial ownership was acquired by him. Any such notification of improper classification of votes must be made at least three (3) business days prior to the Annual Meeting or the shareholder will be entitled at the Annual Meeting to the number of votes indicated on the records of the Company.

In certain cases, record ownership may change but beneficial ownership for voting purposes does not change. The Certificate of Incorporation of the Company states the exceptions where beneficial ownership is deemed not to have changed upon the transfer of shares of Common Stock. Shareholders should consult the pertinent provision of the Certificate of Incorporation attached as Annex A for those exceptions.

By resolution duly adopted by the Board of Directors of the Company pursuant to section 4(B) (v) of the Certificate of Incorporation, the following procedures have been adopted for use in determining the number of votes per share to which a shareholder is entitled:

(i)	The Company may accept the written and signed statement of a shareholder to the effect that no change in beneficial ownership has occurred during the four (4) years immediately preceding the date on which a determination is made of the shareholders of the Company who are entitled to vote or take any other action. Such statement may be abbreviated to state only the number of shares as to which such shareholder is entitled to exercise five (5) votes or one (1) vote per share.

(ii)	In the event the Secretary of the Company, in his sole discretion, taking into account the standards set forth in the Certificate of Incorporation, deems any such statement to be inadequate or for any reason deems it in the best interest of the Company to require further evidence of the absence of change of beneficial ownership during such period preceding the record date, he may require such additional evidence and, until it is provided in form and substance satisfactory to him, a change in beneficial ownership during such period shall be deemed to have taken place.

(iii)	Information supplementing that contemplated by paragraph (i) and additional evidence contemplated by paragraph (ii) may be provided by a shareholder at any time but must be furnished at least three (3) business days prior to any meeting of shareholders at which such shares are to be voted for any change to be effective at such meeting.

(iv)	The foregoing rules and procedures shall be implemented substantially in accordance with the methods utilized in connection with any annual or other meeting of shareholders including the proxy forms and correspondence to shareholders used for purposes of such meetings, subject to such changes as may be necessary or advisable in the judgment of the Secretary of the Company or the Board of Directors. The Board of Directors shall have absolute discretion to review any determination made with respect to the matters set forth herein and in section 4(B) of the Certificate of Incorporation (including, without limitation, the adequacy of the proof submitted by any corporation or other entity to establish the absence of a change in beneficial ownership of shares in accordance with section 4(B) (ii) (a).

VOTING PROCEDURES

The presence, in person or by proxy, of the owners of a majority of the votes entitled to be cast is necessary for a quorum at the Annual Meeting.

All shares of Common Stock in the Roper Industries, Inc. Employee’s Retirement Savings 003 Plan, the Roper Industries, Inc. Employee’s Retirement Savings 004 Plan and the Roper Industries, Inc. Employee Stock Purchase Plan that have been allocated to the account of a participant in each such plan for which the respective plan trustee receives voting instructions will be voted in accordance with those instructions. Common Stock which has been allocated to the plan account of a participant and for which a trustee has not received voting instructions shall not be voted.

INDEPENDENT PUBLIC ACCOUNTANTS

On May 14, 2002, the Company appointed PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to replace Arthur Andersen LLP (“Arthur Andersen”) as the Company’s independent accountants. The decision to change public accountants was recommended by the Audit Committee and approved by the Board of Directors.

In connection with the audits of the Company’s consolidated financial statements as of and for the two fiscal years ended October 31, 2001, and with respect to the subsequent period through January 31, 2002 (the “Interim Period”), there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion on the subject matter of the disagreement.

Arthur Andersen’s reports on the consolidated financial statements of the Company as of and for the two fiscal years ended October 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

One or more representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting and will be given the opportunity to make a statement, if they so desire, and to respond to appropriate questions of shareholders in attendance. Consistent with its customary practice, the Board of Directors expects to appoint its independent public accountants for fiscal 2003 at an undetermined time following the Annual Meeting.

The aggregate fees billed by Arthur Andersen and PricewaterhouseCoopers to the Company for the year ended October 31, 2002 were as follows (in thousands):

		Arthur Andersen		Pricewaterhouse Coopers
Audit Fees		$68		$597
Financial Information Systems
Design and Implementation Fees		0		19
All Other Fees
Audit-Related	$176		$141
Income Tax	240		20
Other	41		0

Total		457		161

TOTAL FEES		$525		$777

The Financial Information Systems Design and Implementation fees paid to PricewaterhouseCoopers were requested and performed prior to their appointment as the Company’s independent public accountants.

The “Audit-Related” portion of All Other Fees includes fees for issuance of consents and comfort letters, audits of the Company’s employee benefit plans, audits of acquired businesses as of the acquisition date and services associated with due diligence activities.

The Audit Committee has considered whether the provision of the services reflected under the captions “Financial Information Systems Design and Implementation Fees” and “All Other Fees” above is compatible with maintaining the principal accountants’ independence.

SHAREHOLDER PROPOSALS FOR PRESENTATION

AT THE 2004 ANNUAL MEETING OF SHAREHOLDERS

If a shareholder of the Company wishes to present a proposal for consideration for inclusion in the Proxy Statement for the 2004 Annual Meeting of Shareholders scheduled, subject to change, to be held on March 19, 2004, the proposal must be sent by Certified Mail-Return Receipt Requested and must be received at the corporate offices of the Company, 2160 Satellite Boulevard, Suite 200, Duluth Georgia 30097; Attn: General Counsel, no later than October 12, 2003. All proposals must conform to the rules and regulations of the Securities and Exchange Commission.

The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a shareholder for consideration at the 2004 Annual Meeting of Shareholders, including any shareholder nominations for election of Directors, but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by the Company at its corporate offices not earlier than November 20, 2003, nor later than December 16, 2003, and certain other conditions of the Company’s bylaws and applicable rules of the Securities and Exchange Commission are satisfied.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be or is intended to be presented at the Annual Meeting. Should any further business come before the Annual Meeting or any adjourned Annual Meeting, it is the intention of the proxies named in the enclosed Proxy to vote according to their best judgment.

By the Order of the Board of Directors

Shanler D. Cronk

Secretary

Dated: February 7, 2003

ANNEX A

Subparagraph B of ARTICLE 4 of the Restated

Certificate of Incorporation of Roper Industries, Inc.

B.    (i)    EACH OUTSTANDING SHARE OF COMMON STOCK SHALL ENTITLE THE HOLDER THEREOF TO FIVE (5) VOTES ON EACH MATTER PROPERLY SUBMITTED TO THE SHAREHOLDERS OF THE CORPORATION FOR THEIR VOTE, WAIVER, RELEASE OR OTHER ACTION; EXCEPT THAT NO HOLDER OF OUTSTANDING SHARES OF COMMON STOCK SHALL BE ENTITLED TO EXERCISE MORE THAN ONE (1) VOTE ON ANY SUCH MATTER IN RESPECT OF ANY SHARE OF COMMON STOCK WITH RESPECT TO WHICH THERE HAS BEEN A CHANGE IN BENEFICIAL OWNERSHIP DURING THE FOUR (4) YEARS IMMEDIATELY PRECEDING THE DATE ON WHICH A DETERMINATION IS MADE OF THE SHAREHOLDERS OF THE CORPORATION WHO ARE ENTITLED TO VOTE OR TO TAKE ANY OTHER ACTION.

(ii)    A CHANGE IN BENEFICIAL OWNERSHIP OF AN OUTSTANDING SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED WHENEVER A CHANGE OCCURS IN ANY PERSON OR PERSONS WHO, DIRECTLY OR INDIRECTLY, THROUGH ANY CONTRACT, AGREEMENT, ARRANGEMENT, UNDERSTANDING, RELATIONSHIP OR OTHERWISE HAS OR SHARES ANY OF THE FOLLOWING:

(a)    VOTING POWER, WHICH INCLUDES, WITHOUT LIMITATION, THE POWER TO VOTE OR TO DIRECT THE VOTING POWER OF SUCH SHARE OF COMMON STOCK;

(b)    INVESTMENT POWER, WHICH INCLUDES, WITHOUT LIMITATION, THE POWER TO DIRECT THE SALE OR OTHER DISPOSITION OF SUCH SHARE OF COMMON STOCK;

(c)    THE RIGHT TO RECEIVE OR TO RETAIN THE PROCEEDS OF ANY SALE OR OTHER DISPOSITION OF SUCH SHARE OF COMMON STOCK; OR

(d)    THE RIGHT TO RECEIVE OR TO RETAIN ANY DISTRIBUTIONS, INCLUDING, WITHOUT LIMITATION, CASH DIVIDENDS, IN RESPECT OF SUCH SHARE OF COMMON STOCK.

(iii)    WITHOUT LIMITING THE GENERALITY OF THE FOREGOING SECTION (ii) OF THIS SUBPARAGRAPH B, THE FOLLOWING EVENTS OR CONDITIONS SHALL BE DEEMED TO INVOLVE A CHANGE IN BENEFICIAL OWNERSHIP OF A SHARE OF COMMON STOCK:

(a)    IN THE ABSENCE OF PROOF TO THE CONTRARY PROVIDED IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION (v) OF THIS SUBPARAGRAPH B, A CHANGE IN BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE OCCURRED (1) WHENEVER AN OUTSTANDING SHARE OF COMMON STOCK IS TRANSFERRED OF RECORD INTO THE NAME OF ANY OTHER PERSON AND (2) UPON THE ISSUANCE OF SHARES IN A PUBLIC OFFERING;

(b)    IN THE CASE OF AN OUTSTANDING SHARE OF COMMON STOCK HELD OF RECORD IN THE NAME OF A CORPORATION, GENERAL PARTNERSHIP, LIMITED PARTNERSHIP, VOTING TRUSTEE, BANK, TRUST COMPANY, BROKER, NOMINEE OR CLEARING AGENCY, IF IT HAS NOT BEEN ESTABLISHED PURSUANT TO THE PROCEDURES SET FORTH IN SECTION (v) OF THIS SUBPARAGRAPH B THAT THERE HAS BEEN NO CHANGE IN THE PERSON OR PERSONS WHO OR THAT DIRECT THE EXERCISE OF THE RIGHTS REFERRED TO IN CLAUSES (ii) (a) THROUGH (ii) (d), INCLUSIVE, OF THIS SUBPARAGRAPH B WITH RESPECT TO SUCH OUTSTANDING SHARE OF COMMON STOCK DURING THE PERIOD OF FOUR (4) YEARS IMMEDIATELY PRECEDING THE DATE ON WHICH A DETERMINATION IS MADE OF THE SHAREHOLDERS OF THE CORPORATION ENTITLED TO VOTE OR TO TAKE ANY OTHER ACTION (OR SINCE FEBRUARY 12, 1992 FOR ANY PERIOD ENDING ON OR BEFORE

FEBRUARY 12, 1992), THEN A CHANGE IN BENEFICIAL OWNERSHIP OF SUCH SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED DURING SUCH PERIOD;

(c)    IN THE CASE OF AN OUTSTANDING SHARE OF COMMON STOCK HELD OF RECORD IN THE NAME OF ANY PERSON AS A TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN UNDER THE UNIFORM GIFTS TO MINORS ACT AS IN EFFECT IN ANY JURISDICTION, A CHANGE IN BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE OCCURRED WHENEVER THERE IS A CHANGE IN THE BENEFICIARY OF SUCH TRUST, THE PRINCIPAL OF SUCH AGENT, THE WARD OF SUCH GUARDIAN, THE MINOR FOR WHOM SUCH CUSTODIAN IS ACTING OR IN SUCH TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN; OR

(d)    IN THE CASE OF OUTSTANDING SHARES OF COMMON STOCK BENEFICIALLY OWNED BY A PERSON OR GROUP OF PERSONS WHO, AFTER ACQUIRING, DIRECTLY OR INDIRECTLY, THE BENEFICIAL OWNERSHIP OF FIVE PERCENT (5%) OF THE OUTSTANDING SHARES OF COMMON STOCK, FAILS TO NOTIFY THE CORPORATION OF SUCH OWNERSHIP WITHIN TEN (10) DAYS AFTER SUCH ACQUISITION, A CHANGE IN BENEFICIAL OWNERSHIP OF SUCH SHARES OF COMMON STOCK SHALL BE DEEMED TO OCCUR ON EACH DAY WHILE SUCH FAILURE CONTINUES.

(iv)    NOTWITHSTANDING ANY OTHER PROVISION IN THIS SUBPARAGRAPH B TO THE CONTRARY, NO CHANGE IN BENEFICIAL OWNERSHIP OF AN OUTSTANDING SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED SOLELY AS A RESULT OF:

(a)    ANY EVENT THAT OCCURRED PRIOR TO FEBRUARY 12, 1992 OR PURSUANT TO THE TERMS OF ANY CONTRACT (OTHER THAN A CONTRACT FOR THE PURCHASE AND SALE OF SHARES OF COMMON STOCK CONTEMPLATING PROMPT SETTLEMENT), INCLUDING CONTRACTS PROVIDING FOR OPTIONS, RIGHTS OF FIRST REFUSAL AND SIMILAR ARRANGEMENTS, IN EXISTENCE ON FEBRUARY 12, 1992 AND TO WHICH HOLDER OF SHARES OF COMMON STOCK IS A PARTY; PROVIDED, HOWEVER, THAT ANY EXERCISE BY AN OFFICER OR EMPLOYEE OF THE CORPORATION OR ANY SUBSIDIARY OF THE CORPORATION OF AN OPTION TO PURCHASE COMMON STOCK AFTER FEBRUARY 12, 1992 SHALL, NOTWITHSTANDING THE FOREGOING AND CLAUSE (iv) (f) HEREOF, BE DEEMED A CHANGE IN BENEFICIAL OWNERSHIP IRRESPECTIVE OF WHEN THAT OPTION WAS GRANTED TO SAID OFFICER OR EMPLOYEE;

(b)    ANY TRANSFER OF ANY INTEREST IN AN OUTSTANDING SHARE OF COMMON STOCK PURSUANT TO A BEQUEST OR INHERITANCE, BY OPERATION OF LAW UPON THE DEATH OF ANY INDIVIDUAL, OR BY ANY OTHER TRANSFER WITHOUT VALUABLE CONSIDERATION, INCLUDING, WITHOUT LIMITATION, A GIFT THAT IS MADE IN GOOD FAITH AND NOT FOR THE PURPOSE OF CIRCUMVENTING THE PROVISIONS OF THIS ARTICLE FOURTH;

(c)    ANY CHANGES IN THE BENEFICIARY OF ANY TRUST, OR ANY DISTRIBUTION OF AN OUTSTANDING SHARE OF COMMON STOCK FROM TRUST, BY REASON OF THE BIRTH, DEATH, MARRIAGE OR DIVORCE OF ANY NATURAL PERSON, THE ADOPTION OF ANY NATURAL PERSON PRIOR TO AGE EIGHTEEN (18) OR THE PASSAGE OF A GIVEN PERIOD OF TIME OR THE ATTAINMENT BY ANY NATURAL PERSON OF A SPECIFIC AGE, OR THE CREATION OR TERMINATION OF ANY GUARDIANSHIP OR CUSTODIAL ARRANGEMENT;

(d)    ANY APPOINTMENT OF A SUCCESSOR TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN WITH RESPECT TO AN OUTSTANDING SHARE OF COMMON STOCK IF NEITHER SUCH SUCCESSOR HAS NOR ITS PREDECESSOR HAD THE POWER TO VOTE OR TO DISPOSE OF SUCH SHARE OF COMMON STOCK WITHOUT FURTHER INSTRUCTIONS FROM OTHERS;

(e)    ANY CHANGE IN THE PERSON TO WHOM DIVIDENDS OR OTHER DISTRIBUTIONS IN RESPECT OF AN OUTSTANDING SHARE OF COMMON STOCK ARE TO BE PAID PURSUANT TO THE ISSUANCE OR MODIFICATION OF A REVOCABLE DIVIDEND PAYMENT ORDER;

(f)    ANY ISSUANCE OF A SHARE OF COMMON STOCK BY THE CORPORATION OR ANY TRANSFER BY THE CORPORATION OF A SHARE OF COMMON STOCK HELD IN TREASURY OTHER THAN IN A PUBLIC OFFERING THEREOF, UNLESS OTHERWISE DETERMINED BY THE BOARD OF DIRECTORS AT THE TIME OF AUTHORIZING SUCH ISSUANCE OR TRANSFER;

(g)    ANY GIVING OF A PROXY IN CONNECTION WITH A SOLICITATION OF PROXIES SUBJECT TO THE PROVISIONS OF SECTION 14, OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER PROMULGATED;

(h)    ANY TRANSFER, WHETHER OR NOT WITH CONSIDERATION, AMONG INDIVIDUALS RELATED OR FORMERLY RELATED BY BLOOD, MARRIAGE OR ADOPTION (“RELATIVES”) OR BETWEEN A RELATIVE AND A PERSON CONTROLLED BY ONE OR MORE RELATIVES WHERE THE PRINCIPAL PURPOSE FOR THE TRANSFER IS TO FURTHER THE ESTATE TAX PLANNING OBJECTIVES OF THE TRANSFEROR OR OF RELATIVES OF THE TRANSFEROR;

(i)    ANY APPOINTMENT OF A SUCCESSOR TRUSTEE AS A RESULT OF THE DEATH OF THE PREDECESSOR TRUSTEE (WHICH PREDECESSOR TRUSTEE SHALL HAVE BEEN A NATURAL PERSON);

(j)    ANY APPOINTMENT OF A SUCCESSOR TRUSTEE WHO OR WHICH WAS SPECIFICALLY NAMED IN A TRUST INSTRUMENT PRIOR TO FEBRUARY 12, 1992; OR

(k)    ANY APPOINTMENT OF A SUCCESSOR TRUSTEE AS A RESULT OF THE RESIGNATION, REMOVAL OR FAILURE TO QUALIFY OF A PREDECESSOR TRUSTEE OR AS A RESULT OF MANDATORY RETIREMENT PURSUANT TO THE EXPRESS TERMS OF A TRUST INSTRUMENT; PROVIDED, THAT LESS THAN FIFTY PERCENT (50%) OF THE TRUSTEES ADMINISTERING ANY SINGLE TRUST WILL HAVE CHANGED (INCLUDING IN SUCH PERCENTAGE THE APPOINTMENT OF THE SUCCESSOR TRUSTEE) DURING THE FOUR (4) YEAR PERIOD PRECEDING THE APPOINTMENT OF SUCH SUCCESSOR TRUSTEE.

(v)    FOR PURPOSES OF THIS SUBPARAGRAPH B, ALL DETERMINATIONS CONCERNING CHANGES IN BENEFICIAL OWNERSHIP, OR THE ABSENCE OF ANY SUCH CHANGE, SHALL BE MADE BY THE BOARD OF DIRECTORS OF THE CORPORATION OR, AT ANY TIME WHEN THE CORPORATION EMPLOYS A TRANSFER AGENT WITH RESPECT TO THE SHARES OF COMMON STOCK, AT THE CORPORATION’S REQUEST, BY SUCH TRANSFER AGENT ON THE CORPORATION’S BEHALF. WRITTEN PROCEDURES DESIGNED TO FACILITATE SUCH DETERMINATIONS SHALL BE ESTABLISHED AND MAY BE AMENDED, FROM TIME TO TIME, BY THE BOARD OF DIRECTORS. SUCH PROCEDURES SHALL PROVIDE, AMONG OTHER THINGS, THE MANNER OF PROOF OF FACTS THAT WILL BE ACCEPTED AND THE FREQUENCY WITH WHICH SUCH PROOF MAY BE REQUIRED TO BE RENEWED. THE CORPORATION AND ANY TRANSFER AGENT SHALL BE ENTITLED TO RELY ON ANY AND ALL INFORMATION CONCERNING BENEFICIAL OWNERSHIP OF THE OUTSTANDING SHARES OF COMMON STOCK COMING TO THEIR ATTENTION FROM ANY SOURCE AND IN ANY MANNER REASONABLY DEEMED BY THEM TO BE RELIABLE, BUT NEITHER THE CORPORATION NOR ANY TRANSFER AGENT SHALL BE CHARGED WITH ANY OTHER KNOWLEDGE CONCERNING THE BENEFICIAL OWNERSHIP OF OUTSTANDING SHARES OF COMMON STOCK.

(vi)    IN THE EVENT OF ANY STOCK SPLIT OR STOCK DIVIDEND WITH RESPECT TO THE OUTSTANDING SHARES OF COMMON STOCK, EACH SHARE OF COMMON STOCK ACQUIRED BY REASON OF SUCH SPLIT OR DIVIDEND SHALL BE DEEMED TO HAVE BEEN BENEFICIALLY OWNED BY THE SAME PERSON FROM THE SAME DATE AS THAT ON WHICH BENEFICIAL OWNERSHIP OF

THE OUTSTANDING SHARE OR SHARES OF COMMON STOCK, WITH RESPECT TO WHICH SUCH SHARE OF COMMON STOCK WAS DISTRIBUTED, WAS ACQUIRED.

(vii)    EACH OUTSTANDING SHARE OF COMMON STOCK, WHETHER AT ANY PARTICULAR TIME THE HOLDER THEREOF IS ENTITLED TO EXERCISE FIVE (5) VOTES OR ONE (1) VOTE, SHALL BE IDENTICAL TO ALL OTHER SHARES OF COMMON STOCK IN ALL RESPECTS, AND TOGETHER THE OUTSTANDING SHARES OF COMMON STOCK SHALL CONSTITUTE A SINGLE CLASS OF SHARES OF THE CORPORATION.

ANNEX B

ROPER INDUSTRIES, INC.

2000 STOCK INCENTIVE PLAN, AS AMENDED

ROPER INDUSTRIES, INC.

2000 STOCK INCENTIVE PLAN, AS AMENDED

B-i

ROPER INDUSTRIES, INC.

2000 STOCK INCENTIVE PLAN, AS AMENDED

SECTION I.    DEFINITIONS

1.1    Definitions.    Whenever used herein, the masculine pronoun will be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

(a)    “Board of Directors” means the board of directors of the Company.

(b)    “Code” means the Internal Revenue Code of 1986, as amended.

(c)    “Committee” means the Compensation Committee of the Board of Directors.

(d)    “Company” means Roper Industries, Inc. or any successor thereto.

(1)	“Deferred Stock Award” means a stock award described in Section 3.4A.

(e)    “Disability” has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any Subsidiary of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability means that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability will be made by the Committee and will be supported by advice of a physician competent in the area to which such Disability relates.

(f)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(g)    “Fair Market Value” with regard to a date means:

(1)	the average of the high and low prices at which Stock shall have been sold on that date or the last trading date prior to that date as reported by the NASDAQ Stock Market (or, if applicable, as reported by a national securities exchange selected by the Committee on which the shares of Stock are then actively traded) and published in The Wall Street Journal,

(2)	if Stock is not traded on a securities exchange, but is reported by the NASDAQ Stock Market and market information is published on a regular basis in The Wall Street Journal, the average of the published high and low sales prices for that date or the last business day prior to that date as published in The Wall Street Journal,

(3)	if such market information is not published on a regular basis, the average of the high bid and low asked prices of Stock in the over-the-counter market on that date or the last business day prior to that date, as reported by the NASDAQ Stock Market, or, if not so reported, by a generally accepted reporting service, or

(4)	if Stock is not publicly traded, as determined in good faith by the Committee with due consideration being given to (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve months old and (ii) the valuation methodology used in any such appraisal provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of the shares of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value.

(h)    “Incentive Stock Option”    means an option contemplated by the provisions of Code Section 422 or any successor thereto.

(i)    “Option”    means a Non-Qualified Stock Option or an Incentive Stock Option

(j)    “Non-Qualified Stock Option”    means an option that is not designated as, or otherwise intended to be, an Incentive Stock Option.

(k)    “Over 10% Owner”    means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

(l)    “Participant”    means an individual who receives a Stock Incentive hereunder.

(m)    “Performance Unit Award”    refers to a performance unit award as described in Section 3.5.

(n)    “Plan”    means the Roper Industries, Inc. 2000 Stock Incentive Plan, as amended.

(o)    “Stock”    means Company’s common stock, par value $.01.

(p)    “Stock Appreciation Right”    means a stock appreciation right described in Section 3.3.

(q)    “Stock Award”    means a stock award described in Section 3.4.

(r)    “Stock Incentive Agreement”    means an agreement between the Company and a Participant or other documentation evidencing an award of a Stock Incentive.

(s)    “Stock Incentive Program”    means a written program established by the Committee, pursuant to which Stock Incentives are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

(t)    “Stock Incentives”    means, collectively, Incentive Stock Options, Non-Qualified Stock Options, Performance Units, Stock Appreciation Rights, Stock Awards and Deferred Stock Awards.

(u)    “Subsidiary”    means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A Subsidiary shall include any entity other than a corporation to the extent permissible under Code Section 424(f) and applicable regulations and rulings thereunder.

(v)    “Termination of Employment”    means the termination of the employee-employer relationship between a Participant and the Company and its affiliates, regardless of whether severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee will, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment.

SECTION 2 THE STOCK INCENTIVE PLAN

2.1    Purpose of the Plan.    The Plan is intended to (a) provide incentive to officers, key employees and consultants of the Company and its affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers and key employees by providing them with a means to acquire a proprietary interest in the Company, to acquire shares of Stock, or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining, rewarding and retaining key personnel and consultants.

2.2    Stock Subject to the Plan.    Subject to adjustment in accordance with Section 5.2, the maximum number of shares of Stock that will be available for issuance under the Plan will be 2,500,000 shares of Stock (the “Maximum Plan Shares”). At no time may the Company have outstanding under the Plan Stock Incentives subject to Section 16 of the Exchange Act and shares of Stock issued in respect of Stock Incentives under the Plan in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive (other than Options and Stock Appreciation Rights) that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Option or Stock Appreciation Right that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall not again be available for purposes of the Plan.

2.3    Administration of the Plan.    The Plan is administered by the Committee. The Committee has full authority in its discretion to determine the officers, key employees and consultants of the Company or its affiliates to whom Stock Incentives will be granted and the terms and provisions of Stock Incentives, subject to the Plan. Subject to the provisions of the Plan, the Committee has full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee’s decisions are final and binding on all Participants.

2.4    Eligibility and Limits.    Stock Incentives may be granted only to officers, key employees and consultants of the Company, or any affiliate of the Company; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as at the date an incentive stock option is granted) of Stock with respect to which options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Subsidiaries may not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded will be treated as Non-Qualified Stock Option(s).

SECTION 3 TERMS OF STOCK INCENTIVES

3.1    Terms and Conditions of All Stock Incentives.

(a)    The number of shares of Stock as to which a Stock Incentive may be granted will be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan and subject to the limits on Options and Stock Appreciation Rights in the following sentence. The maximum number of shares of Stock with respect to which Options or Stock Appreciation Rights may be granted during any one year period to any employee may not exceed 300,000, subject to adjustment in accordance with Section 5.2.

(b)    Each Stock Incentive will either be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine to be appropriate, or be made subject to the terms of a Stock Incentive Program, containing such terms, conditions and restrictions as the Committee may determine to be appropriate. Each Stock Incentive Agreement or Stock Incentive Program is subject to the terms of the Plan and any provisions contained in the Stock Incentive Agreement or Stock Incentive Program that are inconsistent with the Plan are null and void.

(c)    The date a Stock Incentive is granted will be the date on which the Committee has approved the terms of, and the satisfaction of any conditions applicable to, the grant of the Stock Incentive and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive, and has taken all such other actions necessary to complete the grant of the Stock Incentive.

(d)    Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement or Stock Incentive Program.

(e)    Unless otherwise permitted by the Committee, Stock Incentives are not transferable or assignable except by will or by the laws of descent and distribution and are exercisable, during the Participant’s lifetime, only by the Participant; or in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of death of the Participant, by the legal representative of the Participant’s estate or if no legal representative has been appointed, by the successor in interest determined under the Participant’s will. Notwithstanding the foregoing, the Committee shall not permit Incentive Stock Options to be transferred or assigned beyond the limitations set forth in this Section 3.1(e).

(f)    Notwithstanding the foregoing, the maximum aggregate number of shares of Stock issued under Performance Units, Stock Appreciation Rights, Stock Awards and Deferred Stock Awards shall not exceed thirty three and one-third percent (33 1/3%) of the Maximum Plan Shares.

3.2     Terms and Conditions of Options.    Each Option granted under the Plan must be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee will determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option must be clearly identified as to its status as such. Incentive Stock Options may only be granted to employees of the Company or any Subsidiary. At the time any Incentive Stock Option granted under the Plan is exercised, the Company will be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing the shares purchased upon the exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company’s stockholders.

(a)    Option Price.    Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the “Exercise Price”) per share of Stock purchasable under any Option must be as set forth in the applicable Stock Incentive Agreement, but in no event may the Exercise Price be less than 100% of Fair Market Value. In addition, with respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price may not be less than 110% of the Fair Market Value on the date the Option is granted. Without the approval of shareholders, the Committee shall not, whether through amendment, cancellation, replacement grants, or any other means, take any action to reduce the exercise price of previously granted Options if such action would result in variable accounting treatment for such Options under FASB Interpretation No. 44 or any subsequent interpretations of

APB Opinion No. 25. With regard to other terms of awards, the Committee shall have no authority to waive or modify any such award term after the award has been granted to the extent the waiver or modified term would be mandatory under the plan for any award newly granted at the date of the waiver or modification.

(b)    Any Incentive Stock Option granted to a Participant who is not an Over 10% is not exercisable after the expiration of ten (10) years from the date the Option is granted. Any Incentive Stock Option granted to an Over 10% Owner is not exercisable from the expiration of five (5) years from the date the Option is granted. Any Non-Qualified Stock Option granted to a Participant is not exercisable after the expiration of ten (10) years from the date the Non-Qualified Stock Option is granted.

(c)     Payment.    Payment for all shares of Stock purchased pursuant to the exercise of an Option will be made in any form or manner authorized by the Committee in the related Stock Incentive Agreement or by any amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides:

(i)	by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon the exercise of the Option on the date of delivery; or

(ii)	by a deemed delivery of a number of shares of Stock which the Participant identifies in a notice to the Company and which had been owned by the holder for at least six (6) months, in which event the Company shall only deliver to the Participant pursuant to the exercise of the Option with such deemed delivery of shares a number of shares equal to the excess of the number of shares so purchased on such exercise of the Option over the number of shares described in such notice; or I

(iii) in	an exercise effected through delivery of an irrevocable notice of exercise to a broker.

Any delivery or deemed delivery of shares of Stock shall be valued at Fair Market Value on the date of the delivery of such shares to the Company or, in the case of a deemed delivery, the date the related notice is delivered to the Company.

Further, except as prohibited by law, the Committee may in its discretion authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion.

(d)    Conditions to the Exercise of an Option.    Each Option granted under the Plan is exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon any change in control described by the Stock Incentive Agreement and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provision of the Stock Incentive Agreement to the contrary.

(e)    Termination of Incentive Stock Option.    With respect to an Incentive Stock Option, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised will expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, one (1) year will be substituted for such three (3) month period; provided, further that such time limits may be exceeded by the Committee under the terms of the grant, in which case, the incentive stock option will be a Non-Qualified Stock Option if it is exercised after the time limits that would otherwise apply. For purposes of this Subsection (e), Termination of Employment of the Participant will not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

(f)    Special Provisions for Certain Substitute Options.    Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

3.3    Terms and Conditions of Stock Appreciation Rights.    Each Stock Appreciation Right granted under the Plan must be evidenced by a Stock Incentive Agreement. A Stock Appreciation Right entitles the Participant to receive the excess of (1) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (2) a specified or determinable price which, in the case of a Stock Appreciation Right granted in connection with an Option, may not be less than the Exercise Price for that number of shares subject to that Option. A Stock Appreciation Right granted in connection with a Stock Incentive may only be exercised to the extent that the related Stock Incentive has not been exercised, paid or otherwise settled. The base amount on which a Stock Appreciation Right is calculated shall not be reduced by the Committee following its date of grant.

(a)    Settlement.    Upon settlement of a Stock Appreciation Right, the Company must pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

(b)    Conditions to Exercise.    Each Stock Appreciation Right granted under the Plan is exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

3.4    Terms and Conditions of Stock Awards.

(a)    The number of shares of Stock subject to a Stock Award and restrictions or conditions on such shares, if any, will be as the Committee determines, and the certificate for such shares will bear evidence of any restrictions or conditions. Subsequent to the date of the grant of the Stock Award, the Committee has the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares awarded to a Participant. Subject to Subsections (b) and (c) below, the Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Stock Award or may grant a Stock Award without the requirement of a cash payment.

(b)    [Reserved]

(c)    Any Stock Award that does not contain forfeitability provisions shall be granted only in lieu of salary or cash bonuses otherwise payable to a Participant and may be granted at up to a 15% discount to the Fair Market Value of the Stock as of the date of grant, but only if the Stock is subject to material restrictions on transferability.

3.4A    Terms and Conditions of Deferred Stock Awards

(a)    A Deferred Stock Award shall represent a contractual right to receive shares of Stock that only will be issued to a Participant after a specified deferral period or the satisfaction of specified conditions, or both, and such an award may be made either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the Participants to whom and the time or times at which a Deferred Stock Award shall be made, the number of shares of Stock to be awarded to any person, the duration of the deferred period (the “Deferral Period”) during which, and the conditions under which, the issuance of the Stock will be deferred and the other terms and conditions of the award in addition to those set forth in subsection (b). The provisions of deferred Stock Awards need not be the same with respect to each recipient.

(b)	(i) A Deferred Stock Award shall be evidenced by an Stock Incentive Agreement.

(ii)	At the expiration of the Deferral Period, where applicable, share certificates shall be issued to the Participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock Award.

(iii)	At the time the Deferred Stock Award is made, the Committee may in its own discretion provide for the payment of amounts under a Deferred Stock Award equal to any dividends paid on shares of Stock equal to the number of shares of Stock covered by the Deferred Stock Award. Such amounts will be paid to the Participant currently, or deferred and deemed to be reinvested in additional share of Stock subject to the award, or otherwise reinvested, all as determined at the time of the award by the Committee, in its sole discretion.

(iv)	Subject to the provisions of the Stock Incentive Agreement and this Section 3.4A, if the Participant incurs a Termination of Employment for any reason during the Deferral Period for a Deferred Stock Award, the Participant’s right to the issuance of the Stock subject to such award will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after the award is made.

(v)	Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after making the Deferred Stock Award, accelerate the vesting of all or any part of any Deferred Stock Award and/or waive the deferral limitations for all or any part of such award.

3.5    Terms and Conditions of Performance Unit Awards.    A Performance Unit Award shall entitle the Participant to receive, at a specified future date, payment of a number of shares of Stock having Fair Market Value equal to the value of a specified or determinable number of units (stated in terms of a designated or determinable dollar amount per unit) granted by the Committee. At the time of the grant, the Committee must determine the base value of each unit, the number of units subject to a Performance Unit Award, the performance factors applicable to the determination of the ultimate payment value of the Performance Unit Award and the period over which Company performance shall be measured. The Committee may provide for an alternate base value for each unit under certain specified conditions.

(a)    Payment.     Payment in respect of Performance Unit Awards shall be in the form of shares of Stock (valued at Fair Market Value as of the date payment is owed), all on such terms and conditions as provided in the applicable Stock Incentive Agreement or Stock Incentive Program or, in the absence of such provision, as the Committee may determine.

(b)    Conditions to Payment.    Each Performance Unit Award granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Performance Unit Award, the Committee, at any time before complete termination of such Performance Unit Award, may accelerate the time or times at which such Performance Unit Award may be paid in whole or in part.

3.6    Treatment of Awards Upon Termination of Employment.    Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who has experienced a Termination of Employment may be cancelled, accelerated, paid or continued, as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant’s period of service from the date of grant through the date of the Participant’s Termination of Employment or such other factors as the Committee determines are relevant to its decision to continue the award.

SECTION 4 RESTRICTIONS ON STOCK

4.1    Escrow of Shares.    Any certificates representing the shares of Stock issued under the Plan will be issued in the Participant’s name, but, if the applicable Stock Incentive Agreement or Stock Incentive Program so provides, the shares of Stock will be held by a custodian designated by the Committee (the “Custodian”). Each applicable Stock Incentive Agreement or Stock Incentive Program providing for transfer of shares of Stock to the Custodian must appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program, with full power and authority in the Participant’s name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement or Stock Incentive Program. During the period that the Custodian holds the shares subject to this Section, the Participant is entitled to all rights, except as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian must provide in the applicable Stock Incentive Agreement or Stock Incentive Program, be paid directly to the Participant or, in the alternative, be retained by the Custodian or by the Company until the expiration of the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

4.2    Restrictions on Transfer.    The Participant does not have the right to make or permit to exist any disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program. Any disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program will be void. The Company will not recognize, or have the duty to recognize, any disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program, and the shares so transferred will continue to be bound by the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program.

SECTION 5 GENERAL PROVISIONS

5.1    Withholding.    The Company must deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award or settlement of any Deferred Stock Award, the Company has the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award or settlement of such Deferred Stock Award. A Participant may pay the withholding tax in cash, or, if the applicable Stock Incentive Agreement or Stock Incentive Program provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award or Deferred Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of a Stock Incentive (a “Withholding Election”). A Participant may make a Withholding Election only if both of the following conditions are met:

(a)    the Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

(b)    any Withholding Election made will be irrevocable except on six months advance written notice delivered to the Company; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

5.2    Changes in Capitalization; Merger; Liquidation.

(a)    The number of shares of Stock reserved under Section 2.2 for the issuance of Stock subject to Incentive Awards; the number of shares of Stock subject to each outstanding Incentive Award; the number of shares described in Section 3.1(a); the Exercise Price of each outstanding Option (and any price or value under any other Incentive Award) shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares of Stock or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

(b)    In the event of a merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the capital structure of the Company or tender offer for shares of Stock, the Committee may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, extraordinary dividend, reorganization, change in capital structure or tender offer, including, without limitation, the substitution of new awards, or the adjustment of outstanding awards, the acceleration of awards, the removal of restrictions on outstanding awards, or the termination of outstanding awards in exchange for the cash value determined in good faith by the Committee of the vested and or unvested portion of the award. Any adjustment pursuant to this Section 5.2 may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive, but except as set forth in this Section may not otherwise diminish the then value of the Stock Incentive.

(c)    The existence of the Plan and the Stock Incentives granted pursuant to the Plan must not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

5.3    Cash Awards.    The Committee may, at any time and in its discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

5.4    Compliance with Code.    All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder must be construed in such manner as to effectuate that intent.

5.5    Right to Terminate Employment or Services.    Nothing in the Plan or in any Stock Incentive confers upon any Participant the right to continue as an employee or officer of the Company or any of its affiliates or to continue to provide services in any other respect or to affect the right of the Company or any of its affiliates to terminate the Participant’s employment or other relationship at any time.

5.6    Non-Alienation of Benefits.    Other than as specifically provided herein or pursuant to the terms of the applicable Stock Incentive Agreement or Stock Incentive Program, no benefit under the Plan may be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit may, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

5.7    Restrictions on Delivery and Sale of Shares; Legends.    Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

5.8    Listing and Legal Compliance.    The Committee may suspend the exercise or payment of any Stock Incentive so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

5.9    Termination and Amendment of the Plan.    The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. Except as provided in Section 3.2(a), the Board of Directors at any time may amend or terminate the Plan without shareholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if the Board of Directors in its discretion determines that such approval is necessary or advisable with respect to tax, securities or other applicable laws.

5.10    Stockholder Approval.    The Plan must be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors. If such approval is not obtained, any Stock Incentive granted hereunder will be void.

5.11    Choice of Law.    The laws of Delaware shall govern the Plan, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

5.12    Effective Date of Plan.    This Plan was approved by the Board of Directors as of December 24, 1999, and shall become effective upon its approval by the Company’s shareholders.

ROPER INDUSTRIES, INC.

By:

Title:

February 7, 2003

Dear Shareholder of Record:

The enclosed Roper Industries, Inc. proxy card is furnished to you as a holder of record of shares of Roper Common Stock as of January 20, 2003, the record date for the Annual Meeting of Shareholders to be held on March 21, 2003. Not only does it provide for you to give instructions as to how to vote your Common Stock, but it also indicates the number of such shares held of record entitled to five votes and the number of such shares entitled to one vote, according to Roper’s shareholder records. The number of votes per share to which you are entitled depends generally on when you acquired your Common Stock and whether or not there has been any change since the date of acquisition in the “beneficial ownership” of your Common Stock, as that phrase is defined in Roper’s Restated Certificate of Incorporation (“Certificate of Incorporation”).

For example, if you acquired all of your Common Stock after January 20, 1999, you will have one vote per share. If you acquired your shares on or before January 20, 1999 and there has been no change in the beneficial ownership of your shares, you are entitled to five votes per share. You may beneficially own some Common Stock in each category, in which case you will be entitled to five votes with respect to some shares and one vote with respect to others.

Even though you have acquired shares after January 20, 1999, you may be entitled to five votes per share if the acquisition of such shares falls within one of the prescribed exceptions stated in the Certificate of Incorporation, pertinent portions of which are set forth beginning on page A-1 of the Notice of Annual Meeting of Shareholders and Proxy Statement.

If you believe the number of your shares held of record indicated to be entitled to five votes and one vote is incorrect, you should follow the procedures set out in the Proxy Statement which accompanies the proxy card.

You also may own additional shares of Roper Common Stock in “street name” through bank or brokerage accounts. If so, you will receive a different proxy card with respect to those shares which you should complete to vote such additional shares at the Annual Meeting.

Very truly yours,

Brian D. Jellison

President & Chief Executive Officer

ROPER INDUSTRIES, INC.

This proxy for the 2003 Annual Meeting of Shareholders is Solicited on Behalf of the Board of Directors.

The undersigned instructs that this Proxy be voted as marked.

Please sign your name as it appears on this Proxy. In case of multiple or joint ownership, all should sign. When signing as attorney, executor, administrator, trustee or guardian give full title as such.

Date:                                                       2003

Signature of Shareholder(s)

(Continue on Reverse Side)

Unless otherwise specified below, this Proxy will be voted (i) FOR the election as Directors of the nominees listed below, and (ii) FOR the proposal to approve amendments to the Roper Industries, Inc. 2000 Stock Incentive Plan.

At the Annual Meeting of Shareholders of Roper Industries, Inc. to be held on March 21, 2003 at 12 noon at its corporate offices at 2160 Satellite Blvd., Suite 200, Duluth, Georgia 30097 and all meeting adjournments, Brian D. Jellison and Martin S. Headley and each of them are authorized to represent me and vote my shares on the following:

1.	The election of three (3) Directors. The nominees are:

Wilbur	J. Prezzano, Georg Graf Schall-Riaucour, Eriberto R. Scocimara

☐ FOR all nominees listed above.

☐ FOR all nominees listed above except those selected nominees written on the line below:

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee’s name on the line provided above).

☐  WITHHOLD  AUTHORITY to vote for all nominees listed above;

2.	The proposal to approve amendments to the Roper Industries, Inc. 2000 Stock Incentive Plan;

☐  FOR                    ☐  AGAINST                ☐  ABSTAIN

3.	To transact any other business properly brought before the meeting.

☐  FOR                    ☐  AGAINST                ☐  ABSTAIN

ROPER INDUSTRIES, INC.

2160 Satellite Blvd., Suite 200

Duluth, Georgia 30097

770-495-5100

February 7, 2003

Dear Shareholder:

The enclosed Roper Industries, Inc. proxy card is different from the usual proxy card. Not only does it provide for you to give instructions as to how to vote your Roper Common Stock, but it also provides a place for you to confirm the number of shares you beneficially own on the date shown on the card. This, in turn, will indicate how many votes you will be entitled to cast at the Annual Meeting of Shareholders to be held on March 21, 2003.

The number of votes to which you will be entitled depends generally on when you acquired your shares and whether or not there has been any change since the date of acquisition in the “beneficial ownership” of your Common Stock, as that phrase is defined in Roper’s Restated Certificate of Incorporation (“Certificate of Incorporation”).

For example, if you purchased all of your Common Stock after January 20, 1999, you will have one vote per share. If you acquired your shares on or before January 20, 1999 and there has been no change in the beneficial ownership of your shares, you are entitled to five votes per share.

Also, you may beneficially own some Common Stock in each category, in which case you will be entitled to five votes with respect to some shares and one vote with respect to others.

Even though you have acquired shares after January 20, 1999, you may be entitled to five votes per share if the acquisition of such shares falls within one of the prescribed exceptions stated in the Certificate of Incorporation, pertinent portions of which are set forth beginning on page A-1 of the Notice of Annual Meeting of Shareholders and Proxy Statement.

It is important that you provide the information confirming the beneficial ownership of your shares in the space provided on the card. If you do not provide this information, you will be entitled to one vote per share for all shares covered by the proxy.

Very truly yours,

Brian D. Jellison

President & Chief Executive Officer

ROPER INDUSTRIES, INC.

This proxy for the 2003 Annual Meeting of Shareholders is Solicited

on Behalf of the Board of Directors.

VOTING CONFIRMATION

Please confirm the number of shares beneficially owned as of January 20, 2003, for each category shares beneficially owned ON or BEFORE January 20, 1999 entitled to five votes each.

                             shares beneficially owned and acquired AFTER January 20, 1999 entitled to one vote each.

If no confirmation is provided, all shares voted will be entitled to one vote each.

The undersigned instructs that this Proxy be voted as marked.

Signature of Shareholder(s)

Please sign your name as it appears on this Proxy, in case of joint ownership, all should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

Dated                                    , 2003

(continued on reverse side)

Unless otherwise specified below, this Proxy will be voted (i) FOR the election as Directors of the nominees listed below, and (ii) FOR the proposal to approve amendments to the Roper Industries, Inc. 2000 Stock Incentive Plan.

At the Annual Meeting of Shareholders of Roper Industries, Inc. to be held on March 21, 2003 at 12 noon at its corporate offices at 2160 Satellite Blvd., Suite 200, Duluth, Georgia 30097 and all meeting adjournments, Brian D. Jellison and Martin S. Headley and each of them are authorized to represent me and vote my shares on the following:

1.	The election of three (3) Directors. The nominees are:

Wilbur J. Prezzano, Georg Graf Schall-Riaucour, Eriberto R. Scocimara

☐  FOR all nominees listed above.

☐  FOR all nominees listed above except those selected nominees written on the line below:

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee’s name on the line provided above).

☐  WITHHOLD AUTHORITY to vote for all nominees listed above;

2.	The proposal to approve amendments to the Roper Industries, Inc. 2000 Stock Incentive Plan;

☐  FOR            ☐  AGAINST            ☐  ABSTAIN

3.	To transact any other business properly brought before the meeting.

☐  FOR            ☐  AGAINST            ☐  ABSTAIN

TIME-PHASED VOTING INSTRUCTIONS

ROPER INDUSTRIES, INC.

Voting Procedures—Beneficial Owners

Common Stock of Roper Industries, Inc.

To All Banks, Brokers and Nominees:

Roper Industries, Inc. (“Roper”) shareholders who were holders of record on January 20, 2003 and who acquired Roper Common Stock on or before January 20, 1999, will be entitled to cast five votes per share at the Annual Meeting to be held March 21, 2003. Those holders of record who acquired their shares after January 20, 1999 are, with certain exceptions, entitled to cast one vote per share on the Common Stock they own.

To enable Roper to tabulate the voting by beneficial owners of Common Stock held in your name, a special proxy has been devised for use in tabulating the number of shares entitled to five votes each and one vote each. On this card, the beneficial owner must confirm the numbers of five-vote shares and one-vote shares, respectively, he is entitled to vote, and by the same signature, gives instructions as to the voting of those shares. ALL UNINSTRUCTED SHARES WILL BE VOTED UNDER THE 10-DAY RULE. ALL SHARES FOR WHICH BENEFICIAL OWNERSHIP IS NOT CONFIRMED, WHETHER INSTRUCTED OR NOT, WILL BE LISTED AS ONE-VOTE SHARES. THIS IS NOT TO BE REGARDED AS A NON-ROUTINE VOTE MERELY BECAUSE OF THE NATURE OF THE VOTING RIGHTS OF THE COMMON STOCK. The confirmation of beneficial ownership is as follows:

VOTING CONFIRMATION

Please provide the number of shares beneficially owned as of January 20, 2003 for each category.

_______ shares beneficially owned ON or BEFORE January 20, 1999 entitled to five votes each.

_______ shares beneficially owned and acquired AFTER January 20, 1999 entitled to one vote each.

If no confirmation is provided, it will be deemed that beneficial ownership of all shares voted will be entitled to one vote each.

You do not have to tabulate votes.    Only record the number of shares shown on the “Vote Confirmation” Section of the Proxy Card. If no shares are reported on the Proxy Card, record the shares for tabulation purposes as having been acquired AFTER January 20, 1999.

If you are a broker, do not confirm shares.    Only the beneficial owner confirms shares in each voting category shown on the Proxy Card.

If you are a bank or broker, you may wish to follow your usual procedures and furnish the Proxy Card to the beneficial owner.    The beneficial owner will vote his beneficial ownership including the completion of the information required by the “Vote Confirmation”. The beneficial owner may return the Proxy Card back to you.

Unless otherwise specified below, this Proxy will be voted (i) FOR the election as Directors of the nominees listed below and (ii) FOR the proposal to approve amendments to the Roper Industries, Inc. 2000 Stock Incentive Plan.

ROPER INDUSTRIES, INC.

This Proxy for the 2003 Annual Meeting of Shareholders

is Solicited on Behalf of the Board of Directors

At the Annual Meeting of Shareholders of Roper Industries, Inc. to be held on March 21, 2003 at the corporate offices at 2160 Satellite Blvd., Suite 200, Duluth, Georgia 30097, and all adjournments thereof, Brian D. Jellison and Martin S. Headley, and each of them, are authorized to represent me and vote my shares on the following:

Item

1.    To elect three (3) Directors;

2.    The proposal to approve amendments to the Roper Industries, Inc. 2000 Stock Incentive Plan; and

3.    To transact any other business properly brought before the meeting.

INSTRUCTION: In the tables on the reverse side indicate the number of shares voted FOR, AGAINST, or                             ABSTAIN FOR or WITHHOLD AUTHORITY as to each nominee for Director.

(Continued and to be signed on reverse side)

“Address Label”

(Continued from other side)

Shares beneficially owned on or BEFORE January 20, 1999
(Post number of shares, not number of votes)
		FOR	AGAINST	ABSTAIN
1.	Directors

Wilbur J. Prezzano

Georg Graf Schall-Riaucour

Eriberto R. Scocimara

2.	The proposal to approve amendments to the Roper Industries, Inc. 2000 Stock Incentive Plan.

3.	To transact any other business properly brought before the meeting.

Shares beneficially owned and acquired AFTER January 20, 1999
(Post number of shares, not number of votes)
		FOR	AGAINST	ABSTAIN
1.	Directors

Wilbur J. Prezzano

Georg Graf Schall-Riaucour

Eriberto R. Scocimara

2.	The proposal to approve amendments to the Roper Industries, Inc. 2000 Stock Incentive Plan.

3.	To transact any other business properly brought before the meeting.

POST ONLY RECORD POSITION: DO NOT TABULATE VOTES
Dated , 2003

Signature of Shareholder

Please sign your name as it appears on this Proxy. In case of multiple or joint ownership, all should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

ROPER INDUSTRIES, INC.

2160 Satellite Blvd., Suite 200

Duluth, Georgia 30097

770-495-5100

February 7, 2003

Dear Roper Industries, Inc. Employees’ Retirement Savings 003 and/or 004 Plan (the “Plan”) Participant:

Please find enclosed Roper’s 2002 Annual Report to Shareholders and the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement which were recently mailed to our shareholders in advance of their March 21, 2003 Annual Meeting.

As a participant in the Plan by virtue of your employment you have elected that certain contributions to the Plan on your behalf be invested in Roper’s Common Stock acquired in the open market. All shares of Roper Common Stock so held for the benefit of Plan participants as of the record date (January 20, 2003) for the 2003 Annual Meeting of Shareholders will be voted by the Plan Trustee. In casting its votes, the Plan Trustee will consider the voting preferences of those Plan participants who have invested in Roper Common Stock.

Accordingly, I encourage you to complete the enclosed card, sign and date it, and return it to the Plan Trustee in the envelope provided. The cards must be received by March 21, 2003 in order to be considered by the Plan Trustee.

Sincerely,

Brian D. Jellison

President and CEO

Enclosures

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

PROXY                                                                  ROPER INDUSTRIES, INC.                                                                      PROXY

EMPLOYEES’ RETIREMENT SAVING 003 PLAN PARTICIPANT VOTING PREFERENCE FOR THE

2003 ANNUAL MEETING OF SHAREHOLDERS

The undersigned instructs the Plan Trustee of his/her preference that the shares of Roper Industries, Inc. Common Stock held in his/her Plan accounts as of the Annual Meeting record date be voted as indicated on the reverse side hereof.

Signature of Plan Participant (Please sign your name as it appears on this Proxy.)

Social Security No.

Date SCU_11382A

Please mark your vote on the reverse side of this card.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

PROXY                                                                      ROPER INDUSTRIES, INC.                                                                  PROXY

EMPLOYEES’ RETIREMENT SAVING 004 PLAN PARTICIPANT VOTING PREFERENCE FOR THE

2003 ANNUAL MEETING OF SHAREHOLDERS

The undersigned instructs the Plan Trustee of his/her preference that the shares of Roper Industries, Inc. Common Stock held in his/her Plan accounts as of the Annual Meeting record date be voted as indicated on the reverse side hereof.

Signature of Plan Participant (Please sign your name as it appears on this Proxy.)

Social Security No.

Date SCU_11382B

Please mark your vote on the reverse side of this card.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

At the Annual Meeting of Shareholders of Roper Industries, Inc. to be held on March 21, 2003 at 12 noon at its corporate offices at 2160 Satellite Blvd., Suite 200, Duluth, Georgia 30097 and all meeting adjournments, my voting preference for the shares held in my Plan account are as follows:

1.	The election of three (3) Directors. The nominees are:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	1 Wilbur J. Prezzano 2 Georg Graf Schall-Riaucour 3 Eriberto R. Scocimara	☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the nominee’s Name on the line below.

		FOR	AGAINST	ABSTAIN
2.	The proposal to approve amendments to the Roper Industries, Inc. 2000 Stock Incentive Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To transact any other business properly brought before the meeting.	☐	☐	☐

Please date and sign the reverse side of this card.

SCU11382